                                                                   EXHIBIT 10.13

RECORDING REQUESTED BY
 AND WHEN RECORDED MAIL TO:

Loeb and Loeb
 1000 Wilshire Boulevard
 Suite 1800
 Los Angeles, California 90017

Attention: Ronald Weinstein, Esg.

     - - - - - - - -SPACE ABOVE THIS LINE FOR RECORDER'S USE - - - - - - -

                ASSIGNMENT, MODIFICATION AND ASSUMPTION
                          AGREEMENT AND CONSENT

            THIS ASSIGNMENT, MODIFICATION AND ASSUMPTION AGREEMENT AND CONSENT (this "Agreement" ), executed as of the 3rd day of February, 1993, by and among UNION BANK, a California corporation ("Lender"), Westerra Pacific Associates, a California general partnership ("Borrower"), and JAYCOR, a California corporation ("New Borrower"), is made with reference to the following facts:

            A. Lender and Borrower entered into a Building Loan Agreement dated September 1, 1989, pursuant to which Lender agreed to make a loan (the "Loan") to Borrower in the principal sum of $17,500,000 to finance the cost of constructing an office building containing approximately 103,800 square feet (the "Improvements"), located on certain real property in San Diego County, California. Said Building Loan Agreement, as modified by the Modification Agreements referred to in Recital F below, shall be referred to herein as the "Building Loan Agreement."

            B. The Loan is evidenced by a Note Secured by Deed of Trust executed by Borrower in favor of Lender, dated September 1, 1989, in the original principal amount of $17,500,000. Said Note Secured by Deed of Trust, as modified by the Modification Agreements referred to in Recital F below, shall be referred to herein as the "Note."

            C. The Note is secured by, among other things, a Construction Deed of Trust and Assignment of Rents dated September 1, 1989, executed by Borrower, as Trustor, to Lender, as Trustee, in favor of Lender, as Beneficiary, and recorded on September 11, 1989, as Instrument No. 89-488385 in the Official Records of San Diego County, California (the "Official Records"). Said Construction Deed of Trust and Assignment of Rents, as modified by the Modification Agreements referred to in Recital F below, shall be referred to herein as the "Deed of Trust." The Deed of Trust currently encumbers certain real property (the "Property"), together with the Improvements thereon (collectively, the "Project") located in the County of San Diego, State of California, which Property is more particularly described on Exhibit "A" attached hereto and made a part hereof.

            D. The Note is also secured by, among other things, an Assignment of Real Property Lease dated September

 1, 1989, executed by Borrower in favor of Lender, and recorded on September 11, 1989, as Instrument No. 89-488386 in the Official Records. Said Assignment of Real Property Lease, as modified by the Modification Agreements referred to in Recital F below, shall be referred to herein as the "Assignment of Lease". Said Assignment of Lease assigns to Lender, as security for the Loan, Borrower's interest as lessor under that certain lease agreement dated December 7, 1988 (the "JAYCOR Lease"), entered into by and between Borrower, as lessor, and New Borrower, as lessee.

            E. The Note is also secured by, among other things, a Security Agreement/Chattel Mortgage dated September 1, 1989, executed by Borrower in favor of Lender. Said Security Agreement/Chattel Mortgage, as modified by the Modification Agreements referred to in Recital F below, shall be referred to herein as the "Security Agreement."

            F. Borrower and Lender entered into the following modification agreements (collectively, the "Modification Agreements"): (i) that certain Letter Amendment dated September 1, 1989, (ii) that certain Amendment Agreement dated May 23, 1991, and that certain Amendment Agreement (Short Form) dated May 23, 1991 recorded on July 3, 1991, as Instrument No. 91-0328337 in the Official Records, (iii) that certain Letter Amendment dated May 23, 1991, (iv) that certain Amendment Agreement dated September 4, 1991, and that certain Amendment Agreement (Short Form) dated September 4, 1991, recorded on December 6, 1991, as Instrument No. 91-0629258 in the Official Records, and (v) that certain Modification Agreement dated March 11, 1992, recorded as Instrument No. 92-0292952 in the Official Records.

            G. The Building Loan Agreement, the Note, the Deed of Trust, and the Security Agreement are hereinafter collectively referred to as the "Existing Loan Documents."

            H. In connection with the making of the Loan, Edward B. Romanow, Jr. ("Romanow"), and E. Steven Hamilton ("Hamilton") each executed and delivered to Lender a Continuing Guaranty dated September 1, 1989 (collectively, the "Guaranties"), guaranteeing the obligation of Borrower under the Loan.

            I. New Borrower has entered into a purchase agreement with Borrower to purchase the Project. In connection therewith, Lender has issued to New Borrower a commitment letter dated December 7, 1992 (the "Commitment Letter"), pursuant to which Lender has agreed to approve New Borrower's assumption of the Loan and modify the Loan subject to the terms and conditions set forth in the Commitment Letter.

            J. Borrower desires to sell the Project to New Borrower and to assign to New Borrower all of Borrower's rights and obligations under the Existing Loan Documents. New Borrower has agreed to acquire title to the Project and, upon such acquisition of title, to assume all of Borrower's obligations under the Existing Loan Documents, as modified by the terms and conditions set forth below.

            NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and New Borrower hereby agree as follows:

            1. Assignment. Effective upon the Closing Date, Borrower hereby assigns and transfers to New Borrower all of Borrower 's rights and obligations under the Existing Loan Documents, as modified by this Agreement.

            2. Assumption. Effective upon the Closing Date, New Borrower hereby assumes and agrees to be bound by and to perform and observe all of the obligations, covenants, terms and conditions to be performed or observed by Borrower under the Existing Loan Documents, as modified by this Agreement.

            3. Consent. Effective upon the Closing Date, Lender hereby consents to the transfer of title to the Project to New Borrower (subject to and encumbered by the liens and security interests in favor of Lender arising under the Deed of Trust and the other Existing Loan Documents as modified by this Agreement) concurrently with the assignment and assumption as described in paragraphs 1 and 2 above. Effective upon the Closing Date, Lender hereby releases Borrower from the performance and observance of all the obligations, covenants, terms and conditions to be performed or observed by Borrower under the Existing Loan Documents. Lender hereby agrees with and for the benefit of New Borrower that, effective upon the Closing Date, Lender will perform and observe all of the obligations, covenants, terms and conditions to be performed or observed by Lender under the Existing Loan Documents, as modified by this Agreement.

            4. Release of Guarantor. Effective upon the Closing Date, Romanow and Hamilton shall be released from all obligations under the Guaranties, which Guaranties shall be of no further force or effect.

            5. Loan Fee. New Borrower shall pay to Lender, in cash or cash-equivalent funds, a non-refundable loan fee (the "Loan Fee"), in the total amount of Three Hundred Twenty-Eight Thousand Eight Hundred Forty-One and 30/100 Dollars ($328,841.30), payable as follows:

                  (a) On or before the Closing Date, and as a condition precedent thereto, New Borrower shall have paid to Lender, in cash or cash equivalent funds, the total sum of One Hundred Fifty One Thousand Eight Hundred Twenty Six Dollars ($151,826.00) (Lender acknowledges that it has heretofore received $15,000.00 of said $151,826.00 fee);

                  (b) The sum of $35,403.06 shall be due and payable on March 2, 1998, provided any portion of the Loan remains outstanding as of such date;

                  (c) The sum of $35,403.06 shall be due and payable on March 1, 1999, provided any portion of the Loan remains outstanding as of such date;

                  (d) The sum of $35,403.06 shall be due and payable on March 1, 2000, provided any portion of the Loan remains outstanding as of such date;

                  (e) The sum of $35,403.06 shall be due and payable on March 1, 2001, provided any portion of the Loan remains outstanding as of such date; and

                  (f) The sum of $35,403.06 shall be due and payable on March 3, 2002, provided any portion of the Loan remains outstanding as of such date.

            6. Extension of Maturity Date. Effective upon the Closing Date, the term of the Loan shall be extended for a period of ten (10) years commencing as of the Closing Date.

            7. Amended and Restated Note/Acknowledgement of Fully Disbursed Loan. On or before the Closing Date, New Borrower shall execute and deliver to Lender an amended and restated note (the "Amended Note"), in an amount equal to the outstanding principal balance of the Note as of the Closing Date, which as of the date hereof is $15,182,645.00. The Amended Note shall be in form and substance a Exhibit "B" attached hereto and made a part hereof, and shall supercede and replace the Note effective upon the Closing Date. The Amended Note shall be dated as of the Closing Date and shall mature ten (10) years after the Closing Date. New Borrower agrees to pay to Lender the monthly installments of principal and interest in the amounts and on the dates set forth in the Amended Note. New Borrower acknowledges that the Loan has been fully disbursed and that New Borrower will not receive disbursement of any loan proceeds through New Borrower's assumption of the Loan.

            8. Modifications to Deed of Trust. Effective upon the Closing Date, the Deed of Trust is modified as follows:

                  (a) The term "Construction" shall be deleted from the heading on the first page of the Deed of Trust, which heading shall read "Deed of Trust and Assignment of Rents".

                  (b)   The term "Trustor" shall mean New Borrower.

                  (c) Paragraph 29 of the Deed of Trust shall be deleted in its entirety; and

                  (d) The last sentence of paragraph 23 of the Deed of Trust commencing with the words "Except as to the partnership interest of E. Stevens Hamilton" is deleted in its entirety and the following sentence is inserted in its place and stead:

                  "Notwithstanding the foregoing, Trustor shall be permitted to transfer or issue stock in the ordinary course of business; provided, however, that in connection therewith, Trustor shall not, without the prior written consent of Beneficiary (which consent shall not be unreasonably withheld or delayed) transfer stock or shares which (i) during any one (1) year period aggregate more than twenty-five percent (25%) of Trustor's then outstanding shares, and (ii) result in any person or entity acquiring controlling interest in Trustor (i.e., more than 49% of the then outstanding shares or stock of Trustor)."

            9. Modifications to Security Agreement. Effective upon the Closing Date, the Security Agreement is modified as follows:

                  (a) The term "Debtor" shall mean New Borrower.

                  (b) The description of the collateral described in Section B of the Security Agreement is deleted in its entirety and the following description is inserted in its lace and stead:

                  "Debtor's interest in all machinery, equipment, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage, all wall-beds, wall-safes, built in furniture and installations, shelving, lockers, partitions, door-stops, vaults, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for same, fire sprinklers, alarm systems, drapery rods and brackets, screens, linoleum, carpets, plumbing, laundry tubs and trays, ice boxes, refrigerators, heating units, stoves, water heaters, incinerators, and communication systems, together with any additions to, substitutions for, changes in or replacements thereof which are affixed to, attached to, placed upon or used in any way in connection with all or any portion of that certain property described on Exhibit "A" attached hereto (the "Property"), including all right, title and interest of Debtor in any proceeds thereof, including insurance proceeds."

            10. Hazardous Materials Indemnity. On or before the Closing Date, New Borrower shall execute and deliver to Lender a hazardous materials indemnity in form and substance as that attached hereto as Exhibit "C" (the "Hazardous Materials Indemnity").

            11. Termination of Building Loan Agreement. Lender and New Borrower acknowledge that the Improvements have been fully constructed and that all Loan proceeds have been fully disbursed. Therefore, effective upon the Closing Date, the Building Loan Agreement shall be terminated in its entirety.

            12. Insurance Requirements. Effective upon the Closing Date, the following provisions shall constitute the insurance requirements required by Lender pursuant to the provisions of paragraph (3) of the Deed of Trust:

                  (a) New Borrower shall, at its sole cost and expense, insure and keep insured the Projects against such perils and hazards and in such amounts as set forth below:


                                     Coverage
   Type                              Occurrence/Agreements    Deductible
   ----                              ----------------------   -----------

   (i)   All Risk                    $15,000,000              $10,000
   (ii)  Business Interruption       $1,000,000 blanket       None 20%% co-insurance
   (iii) Boiler and Machinery        $2,500,000               $5,000
   (iv)  Public Liability            $1,000,000/$2,000,000

                  (b) All insurance shall: (i) be carried in companies with a Best's rating of A-/VII or better, or otherwise acceptable to Lender (provided, however, that the rating of A/X or better shall be required for the insurance carrier covering the Improvements, (ii) be in form and content acceptable to Lender, and (iii) provide thirty (30) days' advance written notice to Lender before any cancellation, adverse material modification or notice of non-renewal.

                  All physical damage policies and renewals shall contain (i) a standard mortgagee clause naming Lender as mortgagee, if such clause is generally commercially available, which clause shall expressly state that any breach of any condition or warranty by New Borrower shall not prejudice the rights of Lender under such insurance, and (ii) a loss payable clause in favor of Lender for any personal property, contents, inventory, or equipment which is secured by the Deed of Trust, loss of rents and business interruption. All liability policies and renewals shall name Lender as additional insured. No additional parties shall appear in the mortgagee or loss payable clause with respect to coverage of property secured by the Deed of Trust, without Lender's prior written consent.

                  (c) New Borrower shall use its best efforts to deliver originals of all policies and renewals (or certificates evidencing the same), (or evidence satisfactory to Lender of the continuing coverage) to Lender at least five (5) days before the expiration of existing policies and, in any event, New Borrower shall deliver originals (or copies certified by the insurance carrier to be true, correct and complete) of such policies or certificates to Lender at least five (5) days before the expiration of existing policies; provided, however, that such policies or certificates shall require that Lender be given at least thirty (30) days prior written notification before any policy or certificate may be cancelled. If New Borrower has not received satisfactory evidence of such renewal or substitute insurance in the time frame herein specified, Lender shall have the right, but not the obligation, to purchase such insurance for Lender's interest only. Any amounts so disbursed by Lender pursuant to this paragraph 12 shall be a part of the debt secured by the Deed of Trust and shall bear interest at the default rate set forth in paragraph E.3 of the Amended Note. Nothing contained in this paragraph 12 shall require Lender to incur any expense or take any action hereunder, and inaction by Lender shall never be considered a waiver of any right accruing to Lender on account of this paragraph 12.

            13. Extinguishment of JAYCOR Lease/Return of Letter of Credit. Effective upon the Closing Date, and as a result of New Borrower obtaining title to the Project (which title shall merge with its possessory interests in the Project under the JAYCOR Lease), the JAYCOR Lease shall terminate and be of no further force and effect and Lender shall cause, at New Borrower's sole cost and expense, a termination of the Assignment of Lease to be recorded in the Official Records. Lender agrees to return to New Borrower on the first business day following the Closing Date that certain letter of credit number NBS127851 in the amount of $1,000,000 which was issued pursuant to the requirements of the JAYCOR Lease.

            14. Approval of Future Leases. New Borrower agrees not to enter into any lease for all or any portion of the Project without obtaining Lender's prior written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding anything contained in the Existing Loan Documents to the contrary, New Borrower shall be permitted to lease (without Lender's prior written consent) up to an aggregate of two thousand-five hundred (2,500) square feet of the rentable space in the Project provided such lease or leases contain the following minimum terms: (i) the rent thereunder shall not be less than One Dollar ($1.00) per square foot on a triple net basis, (ii) the term of the lease shall not exceed the term of the Loan, as modified hereby, and (iii) such lessee(s) must agree at Lender's request, to execute estoppel certificates and either subordination agreements or subordination, non-disturbance and attornment agreements in form and substance acceptable to Lender.

            15. Appraisals. Lender shall have the right, in its reasonable discretion, to obtain new appraisals or update existing appraisals at any time while the Loan or any portion thereof remains outstanding. New Borrower agrees to pay, upon demand, a sum not to exceed Fifteen Thousand Dollars ($15,000) per appraisal for the appraisal fees and related expenses incurred by Lender in obtaining any appraisal report performed pursuant to or in connection with the requirement of any governmental agency or regulatory body having jurisdiction over Lender.

            16. Access to the Project. At all reasonable times prior to the payment in full of the unpaid principal balance of the Loan and all accrued but unpaid interest thereon, Lender shall, upon reasonable notice to New Borrower, have the right of access to the Project for itself and its representatives and to inspect the Project and the physical condition thereof, to take samples from the soil and the components of the Improvements included within the Project, to review the books and records of New Borrower wherever situated with respect to the Project, to interview New Borrower's employees, officers and tenants, and to conduct other similar activities on the Project. During said period, New Borrower shall furnish to Lender such statements and other financial data as Lender shall from time to time reasonably request. Lender agrees to cooperate with New Borrower to comply with all governmental security regulations concerning access to the Project.

            17. Confirmation of Obligations. The obligations of New Borrower under the Amended Note, the Deed of Trust

 (as modified by this Agreement), the Security Agreement (as modified by this Agreement), and the other Existing Loan Documents (as modified by this Agreement), and as assumed by New Borrower pursuant to this Agreement, shall be secured by the Deed of Trust, the Security Agreement, and any other Existing Loan Documents securing the Loan, as modified hereby.

            18. Notices. Notwithstanding anything to the contrary contained in the Existing Loan Documents, all communications, notices and demands of any kind which any party hereto may be required or may desire to serve upon any other party shall be in writing and shall be personally served upon such party, mailed by United States registered or certified mail, postage prepaid, return receipt requested, or sent by a locally recognized courier service for same day or next day delivery, to be confirmed in writing by such courier, addressed as follows:

       If to Lender:          Union Bank
                              San Diego Loan Center
                              4660 La Jolla Village Drive
                              Suite 930
                              San Diego, California 92122
                              Attention:  Mr. Kevin Simmons

       With a copy to:        Loeb and Loeb
                              1000 Wilshire Boulevard
                              Suite 1800
                              Los Angeles, California 90017
                              Attention:  Ronald Weinstein,
                                          Esq.

       If to Borrower:        Westerra Pacific Associates
                              5405 Morehouse Drive
                              Suite 330
                              San Diego, California 92121
                              Attention: Mr. Edward
                                         Romanow, Jr.

       With  a copy to:       Arlington Ray Robbins, Esq.
                              Robbins & Keehn
                              530 "B" Street, Suite 1700
                              San Diego, California 92101

       If to New Borrower:    JAYCOR
                              9775 Towne Center Drive
                              San Diego, California 92121
                              Attention: Mr. Randy Johnson

       With  a copy to:       Brobeck, Phleger & Harrison
                              550 West "C" Street
                              Suite 1300
                              San Diego, California 92101
                              Attn: Ellen Kaulbach, Esq.

            Any party may change its address by giving the other parties written notice of its new address as herein provided. Notices given in the manner aforesaid shall be deemed delivered when actually received or refused by the party to whom sent, unless such notice is mailed as aforesaid, in which event such notice shall be deemed complete on the day of actual delivery as shown by the return receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever first occurs.

            19.   Additional Conditions.

                  (a) Borrower: Borrower shall satisfy all of the conditions set forth below on or before the Closing
 Date:

                        (i) Borrower shall execute and deliver to Lender four
 (4) counterpart originals of this Agreement.

                        (ii) Borrower shall pay to Lender in cash or cash equivalent funds an amount which will bring current all accrued but unpaid interest on the Note as of the Closing Date, and the amount of any costs or expenses payable by Borrower to Lender under the Loan.

                        (iii) Borrower shall execute and deliver to Lender, and cause Romanow to execute and deliver to Lender, a Release in favor of Lender in form and substance satisfactory to Lender.

                        (iv) Borrower shall cause to be delivered to Lender such additional documents, resolutions, certificates, articles of incorporation, bylaws, certificates of good standing, consents, opinions and other items as Lender may require in order to consummate the transactions contemplated by this Agreement.

                        (v) On the Closing Date, Borrower shall transfer title to the Project to New Borrower by causing a grant deed in favor of New Borrower to be recorded in the Official Records.

                  (b) New Borrower. New Borrower shall satisfy all of the conditions set forth below on or before the Closing Date:

                        (i) New Borrower shall have paid to Lender, in cash or cash equivalent funds that portion of the Loan Fee in the amount of $151,826.00, as set forth in paragraph 5 of this Agreement.

                        (ii) New Borrower shall execute and deliver to Lender four (4) counterpart originals of this Agreement.

                        (iii) New Borrower shall execute and deliver to Lender the Amended Note described in paragraph 7 of this Agreement.

                        (iv) New Borrower shall execute and deliver to Lender the Hazardous Materials Indemnity described in paragraph 10 of this Agreement.

                        (v) New Borrower shall execute and deliver to Lender a UCC-1 Financing Statement covering the collateral described in paragraph 9 (b) of this Agreement.

                        (vi) New Borrower shall deliver to Lender the written consent of Romanow to the transactions contemplated by this Agreement.

                        (vii) New Borrower shall cause to be delivered to Lender such additional documents, financing statements, resolutions, certificates, articles of incorporation, bylaws, certificates of good standing, consents, opinions and other items as Lender may require in order to consummate the transactions contemplated by this Agreement.

                        (viii) New Borrower shall pay to Lender in immediately available funds all costs and expenses incurred by Lender in connection with the negotiation, documentation and execution of this Agreement, including without limitation, all recording fees and the fees and expenses of Lender's counsel; provided, however, that New Borrower shall not be required to pay an amount in excess of Fifteen Thousand Dollars ($15,000.00) for the preparation of the loan documents for New Borrower's assumption of the Loan.

                        (ix) New Borrower shall, prior to the Closing Date, at New Borrower's sole cost and expense, either (i) cause Founders Title Insurance Company to issue such endorsements as Lender shall reasonably require (the "Title Endorsements") to that certain ALTA Loan Policy of Title Insurance No. AC883198 (the "Title Policy"), including, without limitation, CLTA Endorsement No. 110. 5 (with only those exceptions acceptable to Lender), insuring that the lien of the Deed of Trust retains priority as a first lien on the Property after the recording of this Agreement, or (ii) cause Lawyers Title Insurance Corporation to issue in favor of Lender its ALTA Loan Policy of Title Insurance (October 21, 1987 Form) (the "Title Policy"), with a liability limit in the amount of the Amended Note, insuring the priority of the lien of the Deed of Trust as a first lien upon the Property, with the fee title to the Property vested in New Borrower, subject only to such exceptions as approved in writing by Lender, and including such endorsements as Lender shall reasonably require. New Borrower shall, at its sole cost and expense, do all things necessary to maintain the Deed of Trust as a valid first lien on the Property during the term of the Loan.

                        (x) New Borrower shall cause Wells Fargo Bank to execute and deliver to Lender an acknowledgement, effective not more than five (5) days prior to the Closing Date, that New Borrower is not in default under any of its agreements or obligations with Wells Fargo Bank.

                        (xi) New Borrower shall cause to be delivered to Lender evidence of insurance pursuant to the provisions of paragraph 12 of this Agreement.

                        (xii) New Borrower shall deliver to Lender evidence satisfactory to Lender that New Borrower has satisfied all of the conditions required to be satisfied by New Borrower under the Commitment Letter, including, without limitation, the condition that New Borrower has at all times during the term of the Commitment Letter maintained the minimum financial requirements set forth in paragraph 10 of the Commitment Letter.

                        (xiii) New Borrower shall cause to be delivered to Lender the legal opinion referred to in paragraph 22 of this Agreement.

                        (xiv) New Borrower shall deliver to Lender a current balance sheet and income and expense statement reflecting New Borrower's assets and liabilities and New Borrower's income and expenses, certified by New Borrower's chief financial officer to be true, correct, and complete.

            20. Closing Date. As used in this Agreement, the Closing Date shall mean the date of recordation of this Agreement in the Official Records. The Closing Date shall not be later than March 1, 1993.

            21. Reasonable Approval. Wherever in the Existing Loan Documents, as hereby modified, the Amended Note, or the Hazardous Materials Indemnity, the approval of Lender or its counsel is required, such approvals shall not be unreasonably withheld or delayed unless there is an express provision to the contrary (i.e., where Lender is given sole discretion).

            22. Legal Opinion. Lender shall have received a legal opinion from New Borrower's attorneys, prepared at New Borrower's expense, in form reasonably satisfactory to Lender and its counsel (substantially in accordance with the guidelines contained in the Legal Opinions in California Real Estate Transactions (1986) and Legal Opinions in California Real Estate Transactions:
 An Addendum (1990), published by the Real Property Law Section of the State Bar of California), opining: (a) that New Borrower is a California corporation, duly organized, in good standing and validly existing under the laws of the State of California, with full power and authority to make the covenants, warranties and representations set forth in this Agreement and all of the other documents and instruments evidencing, securing or pertaining to the Loan and to enter into and execute this Agreement and all of such other documents and instruments; (b) that the laws of the State of California will be applicable to the Loan, and all of the other documents and instruments evidencing, securing or pertaining thereto; (c) that New Borrower's execution of this Agreement and all of the other documents and instruments evidencing, securing or pertaining to the Loan have been duly authorized; (d) that this Agreement and all of the other documents and instruments evidencing, securing or pertaining to the Loan as modified by this Agreement have been duly executed and constitute the valid and legal obligations of New Borrower enforceable in accordance with their respective terms; and (e) as to such other matters as Lender may reasonably require.

            23. Brokerage Fees. New Borrower hereby represents that there are no parties entitled to a brokerage commission, finder's fee or other like payment in connection with this Agreement and New Borrower's assumption of the Loan. New Borrower hereby agrees to indemnify and hold Lender harmless from and against any and all loss, cost, liability or expense (including reasonable attorneys' fees) which may be incurred by Lender on account of any claim by any party for a brokerage commission, finder's fee or other like payment (other than such commissions, fees or payments resulting from Lender hiring a loan or mortgage broker or other acts of Lender), in connection with Lender's agreeing to approve New Borrower's assumption of the Loan and the modification of the Existing Loan Documents.

            24. Reaffirmation of Obligations. As of the Closing Date, New Borrower hereby ratifies and reaffirms all its obligations, representations and warranties under the Existing Loan Documents, as amended by this Agreement and agrees to pay the indebtedness evidenced by the Amended Note, the Deed of Trust, the Hazardous Materials Indemnity, and the other Existing Loan Documents according to the terms and provisions thereof, as hereby modified. Except as hereby modified, all of the terms, covenants and provisions of the Amended Note, the Deed of Trust, the Hazardous Materials Indemnity and the other Existing Loan Documents shall remain in full force and effect. Without limiting the generality of the foregoing, New Borrower hereby expressly acknowledges and agrees that, as of the Closing Date, New Borrower does not have any offsets, claims or defenses whatsoever against any of its obligations under the Amended Note, the Deed of Trust, the Hazardous Materials Indemnity, or any of the other Existing Loan Documents.

            25. Entire Agreement. This Agreement contains the entire understanding between Lender, Borrower and New Borrower with respect to the subject matter hereof. The Amended Note, the Deed of Trust, the Hazardous Materials Indemnity and the other Existing Loan Documents shall not be further amended except by a writing signed by Lender and New Borrower.

            26. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower, New Borrower and Lender and their respective successors and assigns. Without limiting Lender's rights under the Existing Loan Documents, Lender shall have the right to assign the Amended Note, the Deed of Trust, the Hazardous Materials Indemnity and the other Existing Loan Documents and to disclose any information regarding said documents to any assignee.

            27. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

            28. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

            29. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            30. Independent Investigation. Borrower represents and warrants to Lender that Borrower has conducted its own independent investigation and analysis and has reached its own independent conclusions concerning the transfer of title to the Project to New Borrower and that said transfer is in the best interests of Borrower, and that no information with respect thereto has been furnished to Borrower by Lender. Borrower acknowledges that Lender is relying on the representations and warranties contained in this paragraph in its decision to enter into this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.

                              "Lender"

                              UNION BANK,
                              a California corporation



                              By: /s/
                                  -------------------------------------------
                                  Its: Vice President
                                       --------------------------------------



                              By: /s/
                                  -------------------------------------------
                                  Its: AVP
                                       --------------------------------------

                              "Borrower"

                              WESTERRA PACIFIC ASSOCIATES,
                              a California general partnership



                              By: /s/ EDWARD B. ROMANOW, JR.
                                  -------------------------------------------
                                    Edward B. Romanow, Jr.
                                    General Partner



                              "New Borrower"

                              JAYCOR, a California corporation


                              By:
                                 --------------------------------------------
                                  Its:
                                      ---------------------------------------

                              By:
                                 --------------------------------------------
                                  Its:
                                      ---------------------------------------
 relying on the representations and warranties contained in this paragraph in its decision to enter into this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.

                              "Lender"

                              UNION BANK,
                              a California corporation



                              By: /s/
                                  -------------------------------------------
                                  Its: Vice President
                                       --------------------------------------



                              By: /s/
                                  -------------------------------------------
                                  Its: AVP
                                       --------------------------------------

                              "Borrower"

                              WESTERRA PACIFIC ASSOCIATES,
                              a California general partnership



                              By:
                                  -------------------------------------------
                                    Edward B. Romanow, Jr.
                                    General Partner



                              "New Borrower"

                              JAYCOR, a California corporation


                              By: /s/ Randy Johnson
                                 --------------------------------------------
                                  Its:  Vice President - Finance
                                      ---------------------------------------

                              By: /s/ Dorothy K. Bidwell
                                 --------------------------------------------
                                  Its:  Corporate Secretary
                                      ---------------------------------------

State of Pennsylvania           )                                      CAPACITY CLAIMED BY SIGNER
County of Montgomery            )                                      [ ] INDIVIDUAL(S)
                                                                       [ ] CORPORATE
On   2/01/93, before me, Edward B. Romanow, Jr. General Partner
   -----------           --------------------------------------            -------------------
      Date                        NAME, TITLE OF OFFICER                   Officer(s)
                             - E.G., "JANE DOE, NOTARY PUBLIC"                        ---------------
personally appeared Edward B. Romanow, Jr.                                                Title(s)
                    -------------------------------------
                               NAME(S) OF SIGNER(S)
[X] personnally known to me - OR - [ ] proved to me on the basis of    [X] GENERAL PARTNER(S)
                     satisfactory evidence to be the person(s)         [ ] ATTORNEY-IN-FACT
                     whose name(s) is/are subscribed to the            [ ] TRUSTEE(S)
                     within instrument and acknowledged to me          [ ] SUBSCRIBING WITNESS
                     that he/she/they executed the same in             [ ] GUARDIAN/CONSERVATOR
                     his/her/their authorized capacity(ies),           [ ] OTHER:
 [SEAL]              and that by his/her/their signature(s) on the         ___________________________
                     instrument the person(s), or the entity               ___________________________
                     upon behalf of which the person(s) acted,             ___________________________
                     executed the instrument.
                                                                       SIGNER IS REPRESENTING:
                     Witness my hand and official seal.                NAME OF PERSON(S) OR ENTITY(IES)
                     /S/ Yvonne M. Kratz, Notary Public
                     -----------------------------------------
                                SIGNATURE OF NOTARY                    ------------------------------------
                                                                       ------------------------------------
                                                                       ------------------------------------

State of California             )                                      CAPACITY CLAIMED BY SIGNER
County of San Diego             )                                      [ ] INDIVIDUAL(S)`
                                                                       [x] CORPORATE
On    2/4/93  before me, Kathy M. Galvin, Notary Public                    Vice President
   -----------             ------------------------------------            -------------------
      Date                        NAME, TITLE OF OFFICER                   Officer(s) Ass't Vice President
                             - E.G., "JANE DOE, NOTARY PUBLIC"                        --------------------
personally appeared Dale Stevens and Kevin Simmons                                        Title(s)
                    -------------------------------------
                               NAME(S) OF SIGNER(S)
[X] personnally known to me - OR - [ ] proved to me on the basis       [ ] PARTNER(S)
                     of satisfactory evidence to be the person(s)      [ ] ATTORNEY-IN-FACT
                     whose name(s) are subscribed to the               [ ] TRUSTEE(S)
                     within instrument and acknowledged to             [ ] SUBSCRIBING WITNESS
                     me that they executed the same in                 [ ] GUARDIAN/CONSERVATOR
                     their authorized capacity(ies),                   [ ] OTHER:
 [SEAL]              and that by their signature(s) on the                 ___________________________
                     instrument the person(s), or the entity               ___________________________
                     upon behalf of which the person(s) acted,             ___________________________
                     executed the instrument.
                                                                       SIGNER IS REPRESENTING:
                     Witness my hand and official seal.                NAME OF PERSON(S) OR ENTITY(IES)
                     /S/ Kathy M. Galvin
                     -----------------------------------------         /S/ Union Bank
                                SIGNATURE OF NOTARY                    ------------------------------------
                                                                       ------------------------------------
                                                                       ------------------------------------

State of California             )                                      CAPACITY CLAIMED BY SIGNER
County of San Diego             )                                      [ ] INDIVIDUAL(S)`
                                                                       [x] CORPORATE
On Feb 3, 1993, before me, Patricia A. Hernandez, Notary Public                VP-Finance
   -----------             ------------------------------------            -------------------
      Date                        NAME, TITLE OF OFFICER                   Officer(s) Corp. Secretary
                             - E.G., "JANE DOE, NOTARY PUBLIC"                        ---------------
personally appeared Randy Johnson and Dorothy K. Bidwell                                  Title(s)
                    -------------------------------------
                               NAME(S) OF SIGNER(S)
[X] personnally known to me - OR - [ ] proved to me on the basis       [ ] PARTNER(S)
                     of satisfactory evidence to be the person(s)      [ ] ATTORNEY-IN-FACT
                     whose name(s) are subscribed to the               [ ] TRUSTEE(S)
                     within instrument and acknowledged to             [ ] SUBSCRIBING WITNESS
                     me that they executed the same in                 [ ] GUARDIAN/CONSERVATOR
                     their authorized capacity(ies),                   [ ] OTHER:
 [SEAL]              and that by their signature(s) on the                 ___________________________
                     instrument the person(s), or the entity               ___________________________
                     upon behalf of which the person(s) acted,             ___________________________
                     executed the instrument.
                                                                       SIGNER IS REPRESENTING:
                     Witness my hand and official seal.                NAME OF PERSON(S) OR ENTITY(IES)
                     /S/ Patricia A. Hernandez
                     -----------------------------------------         /S/ JAYCOR
                                SIGNATURE OF NOTARY                    ------------------------------------
                                                                       ------------------------------------
                                                                       ------------------------------------

                                      EXHIBIT "A"

                                  LEGAL DESCRIPTION

Parcel 1 of Parcel Map No. 15937, in the City of San Diego, County of San Diego, State of California, filed in the Office of the County Recorder of San Diego County, January 4, 1990 as File/Page No. 90-006036 of Official Records.

Excepting therefrom all oil, gas, hydrocarbon substances and minerals of every kind and character lying more than 500 feet below the surface, together with the right to drill into, through, and to use and occupy all parts of the site lying more than 500 feet below the surface thereof for any and all purposes incidental to the exploration for any production of oil, gas, hydrocarbon, substances or mineral from the site, but without, however, any right to use or disturb either the surface of the site or any portion thereof within 500 feet of the surface for any purpose or purposes whatsoever, as reserved in Deed from the City of San Diego recorded September 11, 1989 as File/Page No. 89-488383 of Official Records.

                         AMENDED AND RESTATED PROMISSORY

                          NOTE SECURED BY DEED OF TRUST

                        (BASE RATE - PRINCIPAL PAYMENTS)



 $15,182,645.00                                            San Diego, California



                                                                February 1, 1993



       On February 8, 2003, for value received, the undersigned, Jointly and severally, promise(s) to pay to the order of UNION BANK at its office at 4660 La Jolla Village Drive, Suite 930, San Diego, California, or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of Fifteen Million One Hundred Eighty-Two Thousand Six Hundred Forty-Five Dollars ($15,182,645) plus interest from the date hereof computed on principal balances hereof from time to time outstanding payable at the interest rates and at the times set forth below. Principal and interest shall be payable in lawful money of the United States.

A.     DEFINITIONS

       For purposes of this Note, unless the context otherwise requires, the following terms have the meanings and definitions respectively set forth below:

       1. "Adjusted CD-Rate" shall mean the sum, expressed as a percentage, of (a) the quotient of the CD Base Rate divided by 1 minus the Reserve Rate, and (b) the Insurance Rate.

       2. "Adjusted LIBOR-Rate" shall mean the quotient, expressed as a percentage, obtained by dividing the LIBOR Base Rate by 1 minus the Reserve Rate.

       3. "Base Interest Rate" shall mean a rate of interest based on either the Adjusted CD-Rate or the Adjusted LIBOR-Rate.

       4. "Base Interest Rate Loan" shall mean amounts outstanding under this Note that bear interest at a Base Interest Rate.

       5. "Base Rate Maturity Date" shall mean the last day of the Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected by the undersigned.

       6. "Business Day" shall mean a day on which Union Bank is open for business in California and, with respect to the rate of interest based on the Adjusted LIBOR-Rate, a day on which dealings in U.S. dollar deposits outside of the United States may be carried on by Union Bank.

       7. "CD Base Rate" shall mean, with respect to each election by the undersigned of an interest rate based on the Adjusted CD-Rate, the rate of interest offered by Union Bank on its bearer certificates of deposit which are in amounts equal to the amount of principal covered by the undersigned's interest rate election and are for a term coinciding with the applicable Interest Period as are sold on the national market by Union Bank on the first day of the applicable Interest Period.

       8. "Insurance Rates shall mean, in computing the Adjusted CD-Rate, the annual assessment rate expressed as a decimal (rounded upward, if necessary, to the next higher 1/100 of 1%) paid by Union Bank on its insured deposits to the Federal Deposit Insurance Corporation which rate is in effect on the first day of the applicable Interest Period, subject to any amendments thereto.

       9. "Interest Period" shall mean (i) with respect to funds bearing interest at a rate based on the Adjusted CD-Rate, any period of not lest than one (1) year nor more than five (5) years, or (ii) with respect to funds bearing interest at a rate based on the Adjusted LIBOR-Rate, for a period of one (1) year. In determining an Interest Period, a month means a period that starts on one day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the day before the next preceding Business Day.

       10. "LIBOR Base Rate" shall mean for each Interest Period the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Union Bank, outside, of the United States, for a term coinciding with such Interest Period and for an amount equal to the amount of principal covered by the undersigned's interest rate election.

       11. "Origination Date" shall mean the Business Day on which funds are made available to the undersigned relating to the undersigned's selection of a Base Interest Rate.

       12. "Reference Rate" shall mean the rate of interest announced by Union Bank at its Corporate Headquarters as its Reference Rate or equivalent, and which shall vary concurrently with any change in such rate.

       13. "Reserve Rates shall mean, for purposes of computing the Adjusted CD-Rate only, the reserve requirement expressed as a decimal imposed by the Board of Governors of the Federal Reserve System (or any successor thereto) on Union Bank on nonpersonal time deposits of the type used as a reference in determining the CD Base Rate and for a term coinciding with the applicable Interest Period in effect on the first day of the applicable Interest Period, but subject to any amendments of such reserve requirements and taking into accounts any adjustment s thereto becoming effective during such Interest Period. "Reserve Rate" shall mean, for purposes of computing the Adjusted LIBOR-Rate only, the reserve requirement expressed as a decimal imposed by the Board of Governors of the Federal Reserve System (or any successor thereto) under Regulation D on Eurocurrency liabilities for the applicable Interest Period as of the first day of such Interest Period, but subject to any amendments of such reserve requirements and taking into account any adjustments thereto becoming effective during such Interest Period; for purposes hereof, any funds bearing interest at a rate based on the Adjusted LIBOR-Rate shall be deemed to be Eurocurrency liabilities as defined in Regulation D.

       14. "U.S. Securities" shall mean treasury bills, notes or bonds issued by the United States Treasury Department.



B.     INTEREST

       1. Interest shall be payable on the first day of each calendar month following the date hereof and shall be computed daily at the applicable rates stated below on the basis of the actual number of days in which all or any portion of the principal amount hereof is outstanding computed on the basis of a 360 day year. Should interest not be paid when due it shall become part of the principal and bear interest as herein provided.

              a. Base Interest Rate. At the undersigned's option, amounts outstanding hereunder in increments of at least the then full outstanding principal balance payable hereunder shall bear interest at a rate to be selected by the undersigned which is three and one-quarter percent (3-1/4%) per annum in excess of the following, during the period prior to March 2, 1998, and three and three-fifths percent (3-3/5%) per annum in excess of the following for any period on or after March 2, 1998:

                     (i) Union Bank's Adjusted CD-Rate for the Interest Period if so selected by the undersigned, or

                     (ii) Union Bank's Adjusted LIBOR-Rate for the Interest Period if so selected by the undersigned.

                     Any Base Interest Rate selected by the undersigned may not be changed, altered or other wise modified until the Base Maturity Date. The exercise of interest options by the undersigned shall be as recorded on Union Bank's ledger, which ledger shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided however, that failure of Union Bank to make any such notation on the ledger shall not discharge the undersigned from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this Note.

                     To select a Base Interest Rate, the undersigned may, from
              time to time with respect to principal outstanding on which a Base Interest Rate has not been selected and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected, select a Base Interest Rate by an authorized representative of the undersigned either telephoning, mailing, telecopying or hand delivering to an authorized lending officer of the Bank located in ___________, California which selection notice must be received by said authorized lender officer of Bank prior to 10:00 a.m., California time, on any Business Day and advising that officer of the Base Interest Rate, the Interest Period and the Origination Date selected (which Origination Date shall follow the date of such election by no more than two (2) Business Days).

                     Union Bank will confirm the terms of the election in
              writing by mail to the undersigned promptly after the election is made. Failure to send such confirmation shall not affect Union Bank's rights to collect interest at the rates selected. The election of a Base Interest Rate must be made on a Business Day. Union Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by the undersigned.

              b. Variable Interest Rate. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at the rate of two and one-half percent (2 1/2%) per annum in excess of the Union Bank Reference Rate.

2. CHANGES, LEGAL RESTRICTIONS. If Union Bank determines at any time in the future that the effect of any applicable law, rule or regulation, or change therein, or any change in the interpretation or administration thereof by any court or other governmental authority, central bank or comparable agency charged with the interpretation or administration therefor, or compliance by Union Bank (or its lending office) with any requirement or directive (whether or not having the force of law) of any such authority, central bank or comparable agency is to increase the cost to Union Bank (or its lending office), of making or maintaining any Base Interest Rate loan or to reduce the amount of any sum received or receivable by Union Bank (or its lending office) with respect thereto by an amount deemed by Union Bank to be material and such cost or reduction is not already reflected in the interest rate charged by Union Bank for the Base Interest Rate loans, then the undersigned shall pay to Union Bank, on demand, such additional amounts as Union Bank may determine to be required to compensate Union Bank for such additional cost or reduction. Any additional payment under this clause will be computed from the effective date at which such additional costs have to be borne by Union Bank. For the purposes of this clause, the determination of Union Bank shall be conclusive if made reasonably and in good faith.

       Except as provided above, this Note and the provisions contained herein cannot be changed, modified or amended except by a written instrument executed by both the undersigned and the holder hereof.



C.     PRINCIPAL REDUCTION

       If not sooner repaid, Borrower shall repay the aggregate unpaid principal amount outstanding hereunder in One Hundred Twenty (120) installments in the amounts set forth on Exhibit "c" attached hereto, payable on the first (1st) day of each calendar month (commencing on the first such day to occur following the date hereof).

       The availability under this Note shall be reduced on a monthly basis on the same day and in the same amount as each scheduled principal payment.

D.     PREPAYMENTS

       1. Amounts outstanding hereunder bearing interest at a rate of interest based on the Reference Rate may be prepaid in whole or in part at any time.

       2. Amounts outstanding hereunder bearing interest at a Base Interest Rate may only be prepaid in whole or in part provided Union Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment, and the Base Interest Rate Loan to which such prepayment applies and the undersigned pays a prepayment fee, to Union Bank in an amount equal to:

              (a)    the difference between

                     1) the Base Interest Rate on the principal amount which the undersigned intends to prepay, and

                     2) the return which Union Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted U.S. Securities having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such U.S. Securities were held by Union Bank until the end of the relevant Interest Period ("Yield Rate").

              (b) the above difference, if greater than zero, is multiplied by

                     1) a fraction the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360 days.

              (c)    multiplied by

                     1) the lesser of the amount prepaid or 50% of the total of the amount prepaid and the amount of principal scheduled under the terms of this Note to be outstanding at the Base Rate Maturity Date.

              (d) the above product is then discounted to present value using the Yield Rate as the annual discount factor.

       In no event shall Union Bank be obligated to make any payment or refund to the undersigned, nor shall the undersigned be entitled to any setoff or other claim against Union Bank, should the return which Union Bank could obtain under the prepayment formula exceed the interest that Union Bank would have received if no prepayment had occurred.

       Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal hereof by Union Bank because of any default hereunder by-the undersigned. If, following such acceleration, all or any portion of the unpaid principal is satisfied, whether through sale of the property encumbered by any security agreement or other agreement securing this Note, if any, at a foreclosure held thereunder or through the tender of payment at any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction of such portion of the principal shall be deemed an evasion of the prepayment prohibition set forth above, and Union Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction, the prepayment fee set forth above, and the obligation to pay such prepayment fee shall be added to the principal hereof. THE UNDERSIGNED HEREBY ACKNOWLEDGES AND AGREES THAT UNION BANK WOULD NOT LEND TO THE UNDERSIGNED THE LOAN EVIDENCED BY THIS NOTE WITHOUT THE UNDERSIGNED'S AGREEMENT, AS SET FORTH ABOVE IN THIS PARAGRAPH, TO PAY UNION BANK A PREPAYMENT FEE UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT HEREUNDER. THE UNDERSIGNED HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON THE UNDERSIGNED'S BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW:



INITIALS: ________________ _______________ _______________

       3. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Union Bank as to the amount, if any, payable pursuant to this section, shall be made in accordance with the provisions herein.

E.     DEFAULT

       1. The occurrence or existence of any one or more of the following shall constitute a default hereunder:

                     (a) The failure of undersigned to make any payment required under this Note when due; or

                     (b) Any breach, misrepresentation or other default (after
              expiration of any applicable notice or cure period) by undersigned or any maker, co-maker, endorser or guarantor (hereafter individually and collectively referred to as "Obligor") under any deed of trust, security agreement, guaranty or other document or agreement securing or pertaining to this Note, as any of the same may be amended, modified, supplemented or extended from time to time (individually and collectively the "Related Documents"), or any breach, misrepresentation or other default by undersigned or any Obligor (after expiration of any applicable notice or cure period) under the Related Documents or agreement between Bank and undersigned or any Obligor which is not a Related Document, including without limitation the failure of undersigned or any Obligor to pay any other indebtedness to Bank when due; or

                     (c) The undersigned or any Obligor shall (i) apply for or
              consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) commence a voluntary case or other proceedings seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any corporate or partnership action for the purpose of effecting any of the foregoing; or

                     (d) There shall be commenced proceedings for the
              appointment of a receiver, trustee, liquidator or custodian of the undersigned or any Obligor or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to undersigned or any Obligor or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect which case or proceedings are not dismissed within sixty (60) days after the filing thereof; or

                     (e) The filing or recording against the undersigned or any
              Obligor, or the property of the undersigned or any Obligor, of any notice of levy, notice to withhold or other legal process for taxes other than property taxes, or the issuance against undersigned or any Obligor, or the property of undersigned or any Obligor, of any writ of attachment, execution or other judicial lien in an amount exceeding Fifteen Thousand Dollars ($15,000), which notice of levy or writ of attachment is not dismissed within thirty (30) days after the filing or recording thereof; or

                     (f) The failure of undersigned or any Obligor to comply
              with any final order, judgment, injunctions, decree, writ or demand of any court or other public authority having a material effect on the financial condition of Obligor; or

       2. Immediately and without notice upon the occurrence of a default specified in Section E(l)(c), (d) or (e) hereof, or, at the option and upon the declaration of the holder of this Note, upon the occurrence of any other default hereunder, the entire balance of principal, accrued interest and other amounts then remaining unpaid hereunder and under the Related Documents shall immediately become due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, and the holder hereof may immediately, and without the expiration of any period of grace (other than such periods of grace, if any, as may be expressly set forth herein or in the Related Documents), enforce payment of such obligations of Debtor and exercise any and other rights and remedies granted to it hereunder, under any of the Related Documents, or at law, in equity or otherwise.

       3. If this Note is not paid when due (whether by acceleration or otherwise), the undersigned promises to pay all costs of collection, including but not limited to reasonable attorneys' fees (which may include the reasonable allocation of costs and expenses of any in-house attorneys and legal staff), incurred by the holder hereof on account of such collection, whether or not suit is filed hereon. Should default be made in the payment of principal or interest when due or in the performance or observance when due of any term, covenant or condition of any deed of trust, security agreement or other agreement (including amendments and extensions thereof) securing or pertaining to this Note, without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall become immediately due and payable and thereafter bear interest, until paid in full, at a rate five percent (5%) greater than the interest rate contracted for herein or at a rate which is five percent (5%) greater than the Reference Rate, as it may vary from time to time, whichever is higher.

F.     MISCELLANEOUS

       1. Undersigned agrees that all notations made by Bank in such account or accounts shall constitute prima facie evidence of the matters noted.

       2. This Note and the provisions contained herein may not be changed, modified or amended except by a written instrument executed by both undersigned and the holder hereof.

       3. The undersigned submits to the jurisdiction of any competent court within San Diego County, California, both with respect to its person and to its property, and to service or process upon each of them by any means authorized by California law.

       4. This Note, the Related Documents, and all transactions contemplated hereunder and/or evidenced hereby shall be subject to, governed by and construed according to the laws of, the State of California.

       5. The captions or headings in this Note are for convenience of reference only, are not intended to constitute any part of its body or text, and shall not be used or considered in any respect in the construction or interpretation of this Note.

       6. If any provision of this Note is found to be illegal, invalid or unenforceable, such provision shall be fully severable, this Note shall be construed as if such provision had never been a part hereof; and, the remaining provisions of this Note shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by severance from this Note.

       7. This Note is secured by a deed of trust (as amended) to UNION BANK, a California corporation, as Trustee, and shall be governed and construed in accordance with California law. The Deed of Trust securing the obligation evidenced hereby contains the following provision: "that should trustor sell, convey, transfer, dispose of or further encumber said property or any part thereof or any interest therein, or enter into a lease covering all or a portion thereof or an undivided interest therein, either voluntary, involuntarily or otherwise, or enter into an agreement so to do, without the prior written consent of Beneficiary being first had and obtained, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions."

       8. This Note amends and restates that certain Note Secured by Deed of Trust (Floating Rate Note) dated September 1, 1989, in the original principal amount of $17,500,000, executed by Westerra Pacific Associates, a California general partnership in favor of Union Bank, a California corporation.





                                      JAYCOR, a
                                      California corporation


                                      By: /s/ Randy Johnson
                                          ------------------------------------
                                      Its:   VP-Finance



                                      By: /s/ Dorothy K. Bidwell
                                          ------------------------------------
                                      Its:   Corporate Secretary

                           LOAN AMORTIZATION SCHEDULE

          300                          9.000%                     15,182,645.00
          TERM                        INTEREST                       ORIGINAL
         MONTHS                         RATE     PRINCIPAL PAYMENT   PRINCIPAL
--------------------------------------------------------------------------------
DUE        DATE      INSTALLMENT                                     PRINCIPAL
DATE       PAID        NUMBER         INTEREST       PRINCIPAL        BALANCE
--------------------------------------------------------------------------------
                               1                     13,542.37     15,169,102.63
                               2                     13,643.93     15,155,458.70
                               3                     13,746.26     15,141,712.43
                               4                     13,849.36     15,127,863.07
                               5                     13,953.23     15,113,909.84
                               6                     14,057.88     15,099,851.96
                               7                     14,163.32     15,085,688.64
                               8                     14,269.54     15,071,419.10
                               9                     14,376.56     15,057,042.54
                              10                     14,484.39     15,042,558.16
                              11                     14,593.02     15,027,965.14
                              12                     14,702.47     15,013,262.67
                              13                     14,812.73     14,998,449.94
                              14                     14,923.83     14,983,526.11
                              15                     15,035.76     14,968,490.35
                              16                     15,148.53     14,953,341.82
                              17                     15,262.14     14,938,079.68
                              18                     15,376.61     14,922,703.07
                              19                     15,491.93     14,907,211.14
                              20                     15,608.12     14,891,603.02
                              21                     15,725.18     14,875,877.84
                              22                     15,843.12     14,860,034.72
                              23                     15,961.94     14,844,072.77
                              24                     16,081.66     14,827,991.11
                              25                     16,202.27     14,811,788.84
                              26                     16,323.79     14,795,465.05
                              27                     16,446.22     14,779,018.84
                              28                     16,569.56     14,762,449.27
                              29                     16,693.84     14,745,755.44
                              30                     16,819.04     14,728,936.40
                              31                     16,945.18     14,711,991.22
                              32                     17,072.27     14,694,918.95
                              33                     17,200.31     14,677,718.63
                              34                     17,329.31     14,660,389.32
                              35                     17,459.28     14,642,930.03
                              36                     17,590.23     14,625,339.81
                              37                     17,722.16     14,607,617.65
                              38                     17,855.07     14,589,762.58
                              39                     17,988.99     14,571,773.59
                              40                     18,123.90     14,553,649.69

                                                                      -------
                                                                      INITIAL
                                                                        HERE
                                                                       [SIG]
                                                                      -------


                                  EXHIBIT "A"

                          LOAN AUTHORIZATION SCHEDULE

        300
        TERM                     9.000%                          15,182,645.00
       MONTHS                INTEREST RATE   PRINCIPAL PAYMENT     PRINCIPAL
------------------------------------------------------------------------------
DUE    DATE    INSTALLMENT                                         PRINCIPAL
DATE   PAID      NUMBER       INTEREST           PRINCIPAL          BALANCE
------------------------------------------------------------------------------
                   41                           18,259.83       14,535,389.86
                   42                           18,396.78       14,516,993.08
                   43                           18,534.76       14,498,458.32
                   44                           18,673.77       14,479,784.55
                   45                           18,813.82       14,460,970.73
                   46                           18,954.92       14,442,015.81
                   47                           19,097.09       14,422,918.72
                   48                           19,240.31       14,403,678.41
                   49                           19,384.62       14,384.293.79
                   50                           19,530.00       14,364,763.79
                   51                           19,676.48       14,345,087.31
                   52                           19,824.05       14,325,263.26
                   53                           19,972.73       14,305,290.53
                   54                           20,122.53       14,285,168.01
                   55                           20,273.44       14,264,894.56
                   56                           20,425.50       14,244,469.07
                   57                           20,578.69       14,223,890.38
                   58                           20,733.03       14,203,157.35
                   59                           20,888.52       14,182,268.83
                   60                           21,045.19       14,161,223.64
                   61                           21,203.03       14,140,020.61
                   62                           21,362.05       14,118,658.56
                   63                           21,522.27       14,097,136.30
                   64                           21,683.68       14,075,452.61
                   65                           21,346.31       14,053,606.30
                   66                           22,010.16       14,031,596.15
                   67                           22,175.23       14,009,420.91
                   68                           22,341.55       13,987,079.36
                   69                           22,509.11       13,964,570.25
                   70                           22,677.93       13,941,392.33
                   71                           22,848.01       13,919,044.31
                   72                           23,019.37       13,896,024.94
                   73                           23,192.02       13,872,832.92
                   74                           23,365.96       13,849,466.97
                   75                           23,541.20       13,825,925.76
                   76                           23,717.76       13,802,208.00
                   77                           23,895.64       13,778,312.36
                   78                           24,074.86       13,754,237.50
                   79                           24,255.42       13,729,982.07
                   80                           24,437.34       13,705,544.73

                                  EXHIBIT "A"

                           LOAN AMORTIZATION SCHEDULE

             100               9.000%                                 15.182,645.00
            TERM              INTEREST                                   ORIGINAL
          MONTHS                RATE         PRINCIPAL PAYMENT          PRINCIPAL
-------------------------------------------------------------------------------------
  DUE      DATE    INSTAL-    INTEREST           PRINCIPAL              PRINCIPAL
 DATE      PAID     MENT                                                 BALANCE
                   NUMBER
-------------------------------------------------------------------------------------
                     81                         24,620.62             13,680,924.11
                     82                         24,805.27             13,656,118.84
                     83                         24,991.31             13,631,127.53
                     84                         25,178.75             13,605,948.78
                     85                         25,367.59             13,580,581.19
                     86                         25,557.85             13,555,023.34
                     87                         25,749.53             13,529,273.81
                     88                         25,942.65             13,503,331.16
                     89                         26,137.22             13,477,193.94
                     90                         26,333.25             13,450,860.69
                     91                         26,530.75             13,424,329.94
                     92                         26,729.73             13,397,600.21
                     93                         26,930.20             13,370,670.01
                     94                         27,132.18             13,343,537.83
                     95                         27,335.67             13,316,202.16
                     96                         27,540.69             13,288,661.47
                     97                         27,747.24             13,260,914.23
                     98                         27,955.35             13,232,958.88
                     99                         28,165.01             13,204,793.86
                    100                         28,376.25             13,176,417.61
                    101                         28,589.07             13,147,828.54
                    102                         28,803.49             13,119,025.05
                    103                         29,019.52             13,090,005.53
                    104                         29,237.16             13,060,768.37
                    105                         29,456.44             13,031,011.93
                    106                         29,677.37             13,001,634.56
                    107                         29,899.95             12,971,734.62
                    108                         30,124.20             12,941,610.42
                    109                         30,350.13             12,911,260.30
                    110                         30,577.75             12,880,682.54
                    111                         30,807.09             12,849,875.46
                    112                         31,038.14             12,818,837.32
                    113                         31,270.92             12,787,566.39
                    114                         31,505.46             12,756,060.94
                    115                         31,741.75             12,724,319.19
                    116                         31,979.81             12,692,339.38
                    117                         32,219.66             12,660,119.72
                    118                         32,461.31             12,627,658.41
                    119                         32,704.77             12,594,953.65
                    120                         32,950.05             12,562,003.59

                                                                        -------
                                                                        INITIAL
                                                                         HERE
                                                                         [SIG]
                                                                        -------

                                  EXHIBIT "A"

                          HAZARDOUS MATERIALS INDEMNITY


Re:     Loan No. 4160669-343-900343

        Amount   $15,182,645.00

As additional consideration to Union Bank for the making of this loan, the undersigned represent and warrant as follows:

1.     Definitions:

       A. Hazardous Materials: substances defined as "hazardous substances," "hazardous material," "contaminants," "pollutants," "hazardous wastes" or "toxic substances" (A) in (1) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. Section 9601 et seq., (2) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., (3) the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., (4) the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251, et seq., (5) the Clean Air Act, 33 U.S.C. Section 7401 et seq., (6) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., (7) the Safe Drinking Water Act, 42 U.S.C. section 300f et seq., (8) applicable state or local law, or (9) the rules, orders or regulations adopted or proposed or in the publications promulgated pursuant to said laws; or (B) in any reported decision of a state or federal court.

       B. Preliminary Site Assessment: a report (and all amendments, modifications, updates and reviews thereof) on the presence of Hazardous Materials on, in, under or about the Property issued by or reviewed and approved by an entity knowledgeable in environmental matters acceptable to Bank, in form and content acceptable to Bank and delivered or caused to be delivered to Bank by Borrower at Borrower's cost and expense.

       C. Loan: That certain Loan granted to Borrower by Union Bank, the proceeds of which are being disbursed pursuant to those loan disbursement instructions to which this Rider is attached.

       D. Property: That certain Real Property described in the Trust Deed collateralizing the Loan.

2. Hazardous Materials: Except as may be set forth in the Environmental Audit dated June 16, 1989, prepared by Tetra Tech, Inc., Borrower hereby warrants and represents that to the best of Borrower's actual knowledge, the Property is not now and shall not at any time in the future be in violation of any federal, state or local law, ordinance or regulation relating to environmental conditions on, under or about the Property including, but not limited to, soil and groundwater conditions. Until the loan is repaid in full, neither Borrower, any successor in interest to Borrower, nor any tenant of Borrower or such successor in interest shall use, generate, manufacture, refine, produce, process, store or dispose of on, under or about the Property or transport to or from the Property any Hazardous Materials, (as defined in 1.A., above,) in contravention of any applicable law, rule, regulation or order (collectively, "Hazardous Waste Law"), of nor does Borrower intend to use the Property in the future for the purpose of generating, manufacturing, of refining, producing, storing, handling, transferring, processing, or transporting of Hazardous Materials, in contravention of any Hazardous Waste Law.

3. Removal of Hazardous Materials: If at any time during the term of this Loan, Hazardous Materials are discovered, used, or placed on the Property in violation of any Hazardous Waste Law, Borrower, at Borrower's sole cost and expense, shall remove such Hazardous Materials from the Property or the groundwater underlying the Property in accordance with requirements of the appropriate governmental entity. In addition to all other rights and remedies of Bank hereunder, if such Hazardous Materials are not removed from the Property or the groundwater underlying the Property by Borrower within ninety (90) days after Borrower discovers such Hazardous Materials, Bank, at its sole discretion, may pay to have same removed and Borrower shall reimburse Bank within five (5) days of Bank's demand for payment. Borrower shall indemnify and hold Bank harmless from and against all loss, damage, liability (including all foreseeable and unforeseeable consequential damages) and expense (including without limitation, the cost of any required cleanup of the Hazardous Materials and all attorneys' fees and expenses incurred by Bank in connection therewith) which Bank may sustain as a result of the presence or cleanup of Hazardous Materials on the Property in violation of any Hazardous Waste Law.

4. Survival: All representations, warranties and indemnities with respect to Hazardous Materials shall survive the repayment of the Loan.

5. Access to the Property: At all reasonable times prior to the payment in full of the unpaid principal balance of the Loan and all accrued but unpaid interest thereon, Union shall have the right to access to the Property for itself and its representatives and to inspect the Property and the physical condition thereof, to take sample from the soil and the components of the improvements included within the Property, to review Borrower's books and records wherever situated with respect to the Property, to interview Borrower's employees, officers and tenants, and to conduct other similar activities on the Property. During said period, Borrower shall furnish to Union such statements and other financial data as Union shall from time to time request. Union acknowledges that its access to the Property is subject to all applicable governmental security regulations concerning access to the Property.



Date: February 3, 1993



BORROWER:                               UNION BANK, a
JAYCOR, a California corporation        California corporation




/s/ Randy Johnson                       By: /s/
--------------------------------           --------------------------------

/s/ Dorothy Bidwell                     By: /s/
--------------------------------           --------------------------------

                                                     DOC # 1993-0080856
RECORDING REQUESTED BY CONTINENTAL LAWYERS TITLE    08-FEB-1993 11:53 AM

RECORDING REQUESTED BY AND      1518                  OFFICIAL RECORDS
WHEN RECORDED MAIL TO:                       SAN DIEGO COUNTY RECORDER'S OFFICE
                                               ANNETTE EVANS, COUNTY RECORDER
JAYCOR, a                                    RF:        4.00   FEES:       8.00
California corporation                       AF:        3.00
9775 Towne Centre Drive                      MF:        1.00
San Diego, California 92121
Attention: Mr. Randy Johnson

170191-02
------------------SPACE ABOVE THIS LINE FOR RECORDER'S USE----------------------


                  RELEASE OF ASSIGNMENT OF REAL PROPERTY LEASE

        For value received, Union Bank, a California corporation, does hereby release that certain Assignment of Real Property Lease executed by Westerra Pacific Associates, a California General Partnership, in favor of Union Bank, dated December 7, 1988, recorded in the office of Recorder of San Diego County on September 11, 1989 as Instrument No. 89-488386, said assignment having been terminated.

        Dated:  February 3, 1993      .
              ------------------------

                                        UNION BANK, a
                                        California corporation

                                        By:     /s/ DALE STEVENS
                                           ---------------------------------
                                                Dale Stevens

                                           Its:     Vice President
                                               -----------------------------

                                        By:     /s/ KEVIN SIMMONS
                                           ---------------------------------
                                                Kevin Simmons

                                           Its:     AVP
                                               -----------------------------

State of  California     )                                                              CAPACITY CLAIMED BY SIGNER
        -----------------
County of San Diego      )                                                              [ ]  INDIVIDUAL(S)
         ----------------                                                               [X]  CORPORATE

On  2/4/93  before me,       Kathy M. Galvin, Notary Public                   ,            Vice President
   --------           --------------------------------------------------------          -----------------------
     Date             NAME, TITLE OF OFFICER - E.G., "JANE DOE, NOTARY PUBLIC"                OFFICER(S)  Asst. Vice President
                                                                                                        -----------------------
personally appeared          Dale Stevens and Kevin Simmons                   ,                                TITLE(S)
                   -----------------------------------------------------------
                                  NAME(S) OF SIGNER(S)                                  [ ]  PARTNER(S)
                                                                                        [ ]  ATTORNEY-IN-FACT
[X]  personally known to me - OR  - [ ] proved to me on the basis of                    [ ]  TRUSTEE(S)
                        satisfactory evidence to be the person(s)                       [ ]  SUBSCRIBING WITNESS
                        whose name(s) is/are subscribed to the                          [ ]  GUARDIAN/CONSERVATOR
                        within instrument and acknowledged to me                        [ ]  OTHER:
                        that they executed the same in                                             ---------------------
                        their authorized capacity(ies), and                                  ---------------------------
     [SEAL]             that by their signature(s) on the                                    ---------------------------
                        instrument the person(s), or the entity upon
                        behalf of which the person(s) acted,                            SIGNER IS REPRESENTING:
                        executed the instrument.                                        NAME OF PERSON(S) OR ENTITY(IES)
                        Witness my hand and official seal.
                                                                                             Union Bank
                        /s/ KATHY M. GALVIN                                             --------------------------------
                        --------------------------------------------                    --------------------------------
                                 SIGNATURE OF NOTARY                                    --------------------------------

----------------------------------------------------------------------------------------------------------------------------------

ATTENTION NOTARY: Although the information requested below is OPTIONAL, it could prevent fraudulent attachment on this certificate to unauthorized document.

THIS CERTIFICATE        Title or Type of Document       Release of Assignment of Real Property Lease
MUST BE ATTACHED                                 ---------------------------------------------------------------------------------
TO THE DOCUMENT         Number of Pages                                 Date of Document        February 3, 1993
DESCRIBED AT RIGHT:                     ------------------------------                  ------------------------------------------
                        Signer(s) Other Than Named Above
                                                        --------------------------------------------------------------------------

BUILDING LOAN AGREEMENT - DISBURSEMENT SCHEDULE

THIS BUILDING LOAN AGREEMENT is made as of this 1st day of September, 1989, by and between Westerra Pacific Associates, a California General Partnership ("Borrower") and UNION BANK, a California bank corporation, ("Bank").

DEFINITION OF TERMS USED IN THIS AGREEMENT:

1.1. BORROWER'S ARCHITECT: The person or firm employed by Borrower to design the improvements and/or supervise the Construction thereof, i.e. Brian Paul and Associates.

1.2 BORROWER'S FUNDS: The sum of $N/A to be made available to Borrower in a form satisfactory to Bank prior to recordation for disbursement in the manner and for the purposes herein described. If Bank so requests, said funds shall be deposited to Borrower's Funds, Building Loan Account.

1.3 COMPLETION DATE: The date of required completion of construction of the improvements and issuance of all licenses and permits necessary for the occupancy, use or sale thereof, which is April 1991.

1.4     GENERAL CONTRACTOR:  _____________________________________

1.5 GUARANTOR: The Guarantor of obligations evidenced by the Note, i.e. Edward B. Romanow, Jr. and E. Stevens Hamilton.

1.6     LOAN:  The amount evidenced by the Note, i.e.: $17,500,000.00.

1.7 LOAN FEE: The fee to be paid to Bank in consideration for Bank's agreeing to make the Loan and entering into this Agreement, which fee shall not be subject to reduction or be refundable under any and all circumstances, and which fee is the sum of $180,000.00, payable upon Recordation.

1.8     PERMANENT LENDER:  N/A

1.9     PERMANENT COMMITMENT EXPIRATION DATE:  N/A

1.10    IMPROVEMENTS:  103,800 S.F. R&D Office Building

1.11 CUMULATIVE CHANGE ORDER AMOUNT: $250,000.00 cumulative, $25,000.00 per event.

1.12 TITLE INSURER: The issuer of the title insurance policy required by paragraph 8.3., i.e. Founders Title Company.

1.13 BORROWER'S FUNDS, BUILDING LOAN ACCOUNT: A special non-interest bearing account into which Borrower's Funds, when requested by Bank, shall be deposited pending disbursement in the manner and for the purpose herein described. Borrower's Funds deposited in this account shall be first disbursed.

1.14 BORROWER'S INTEREST: The rate of interest to be paid to Bank in respect to the Loan set forth in the Note.

1.15 CERTIFIED INVOICE: A Certified Invoice for Progress Payments as customarily used by Bank, a copy of which has been delivered by Bank to Borrower concurrently with the execution hereof, receipt of a copy of which Borrower hereby acknowledges, or its equivalent acceptable to Bank.

1.16 CHANGE ORDERS: Any amendments or modifications to the General contract or any subcontract.

1.17 COMPLETION AGREEMENT: An agreement on Bank's form guaranteeing completion of the improvements.

1.18 COST BREAKDOWN: An itemized schedule on a component, unit and made breakdown basis covering all costs of constructing and completing the improvement, to be submitted to and approved by Bank, with such changes herein subsequent as Borrower deems necessary or desirable so long as Bank shall have received evidence satisfactory to it that (i) the change in such Cost breakdown is reasonably necessary, and (ii) in the opinion of Bank, there remains sufficient funds in the undisbursed portion of the Loan and of Borrower's Funds designated herein and allocated on the Disbursement Schedule for the costs of construction of the improvements to pay for all remaining costs of completion of construction of the improvements.

1.19 DEFAULT INTEREST: The rate of interest specified in the Note which shall be in effect in the event of default hereunder.

1.20 DISBURSEMENT SCHEDULE: The schedule of disbursement of the proceeds of the Loan and of any Borrower's Funds as set forth on Exhibit "A" attached hereto and made a part hereof.

1.21 FINANCIAL STATEMENTS: Financial statements of the Borrower and Guarantor and such other entity required by Bank including Operating Statements, Balance Sheet and such other financial reports that Bank may require.

1.22 GENERAL CONTRACT: The contract between Borrower and General Contractor for construction of the improvements.

1.23 GOVERNMENTAL AUTHORITY: The authority of the United States, the State in which the Premises are located, any political subdivision thereof, any city and any agency, department, commission, board, bureau or instrumentality of any of them.

1.24 GOVERNMENTAL REQUIREMENT OR LOCAL REQUIREMENT: Any law, ordinance, order, rule or regulation of a Governmental Authority or Local Authority, respectively.

1.25 GUARANTY: The guaranty, if any, executed by the person or persons named herein as Guarantor, which guarantees the performance of Borrower's obligations specified herein.

1.26 INITIAL CLOSING: The time of the execution and delivery hereof by Borrower and Bank.

1.27 INITIAL DISBURSEMENT: The payment upon Recordation of costs, charges, expenses and items associated with the Loan as set forth in paragraph ??.

1.28 LOCAL AUTHORITY: Any Governmental Authority which exercises jurisdiction over the Property or construction thereon.

1.29 MAJOR LEASES: Those Leases, if any, described on Exhibit "B" attached hereto and made a part hereof.

1.30 NOTE: The Note of even date herewith executed by Borrower as maker and payable to Bank on order, in the principal amount of the Loan.

1.31 PERMANENT CLOSING: Either (i) the sale of the Note and Trust Deed to, and the purchase hereof by, the Permanent Lender, including the execution by Borrower of a modification and extension agreement satisfactory to Permanent Lender, or (ii) he satisfaction of the Note and Trust Deed, in whole or in part, in connection with the consummation of a loan or loans to the Borrower or others contemplated by the Permanent Loan Commitment, including the execution and delivery of a new note or notes and a trust deed or trust deeds satisfactory to the Permanent Lender, with Bank to receive, in either case, in immediately available funds, all or that portion of the principal amount of the Note to be received pursuant to the agreed upon release price together with accrued interest to the date of such receipt. 1.40 and 1.41. See Hazardous Materials Rider attached hereto and incorporated herein by this reference.

1.32 PERMANENT COMMITMENT: The commitment of the Permanent Lender, if any, to provide financing to the Borrower or others upon completion of construction of the improvements which constitutes a material source to Bank for repayment of the Loan.

1.33 PERSONAL PROPERTY: That property described in the Security Agreements and which is collateral for the Loan.

1.34 PLANS: The final plans and specifications (including the General Conditions set forth by he FHA, VA or American Institute of Architects whichever is appropriate or whichever is incorporated in the specifications or other General Conditions acceptable to Bank and any addenda thereto) for the construction of the improvements prepared by Borrower's Architect, and approved as required herein and all amendments and modifications thereof made by approved Change Orders.

1.35 PROPERTY: That certain Real Property legally described in the Trust Deed and on which the improvements are to be constructed.

1.36 RECORDATION: The act of recording the Trust Deed in the official records of the County in which the Property is situated.

1.37 SECURITY AGREEMENTS: Any agreements, other than the Trust Deed, securing the Loan, the performance hereunder and interest, costs and charges associated therewith.

1.38 TENANT IMPROVEMENTS: That portion of the improvements which will be constructed to conform to the requirement of individual tenants leasing premises situated in the improvements, or to conform to the requirements of individual purchasers of portions of the improvements.

1.39 TRUST DEED: The Mortgage or Deed of Trust in favor of Bank of every date herewith encumbering the Property and given to secure the Note.

2.  LOAN:

        2.1 Borrower has applied to Bank for the Loan to finance construction of the improvements and for other costs related thereto.

        2.2 Bank and Borrower agree that Bank shall make the Loan to Borrower and Borrower shall accept the Loan upon the terms, conditions, covenants, representations and warranties contained herein. All Loan funds disbursed hereunder shall be evidenced by the Note, bear interest at the rate of Borrower's Interest or Default Interest, as the case may be, and be secured by the Trust Deed and the Security Agreements.

3. LOAN PROCEEDS: All loan proceeds of the Loan available for disbursement pursuant to this agreement with Borrower's Interest or Default Interest, as the case may be, to accrue thereon with respect to each disbursement on and after the date such disbursement is made. Until disbursed, such proceeds shall neither bear nor earn interest.

4. CONDITIONS PRECEDENT TO RECORDATION: Prior to Recordation the following conditions shall have been satisfied:

        4.1  BANK SHALL HAVE RECEIVED:
        4.1.01  the executed Note;
        4.1.02  the executed Trust Deed;
        4.1.03  executed Security Agreements;
        4.1.04 original insurance policies or certificates thereof for the insurance required by paragraph 8.12 hereof;
        4.1.05 Preliminary Time Report issued by Title Insurer showing the condition of Title to the Property with the Property's legal description and a copy of all documents listed as Exceptions to said Report; and
        4.1.06  all Borrower's Funds required.

        4.2 IF REQUIRED BY BANK AS INDICATED BY AN "X" IN THE BOX OPPOSITE THE REQUIRED ITEM, BANK SHALL HAVE RECEIVED:
    /X/ 4.2.01  Executed Guaranty;
        4.2.02 a current survey of the Property including dimensions, delineations and locations of all easements thereon, satisfactory to the Title Insurer if required by it;

1.42 ADMINISTRATIVE COSTS: All costs related to the improvements other than costs of the General Contract or any subcontract.

[COPY ILLEGIBLE @ 1/2 OF FIRST COLUMN]

5.      CONDITIONS PRECEDENT TO DISBURSEMENT

        5.1 PRIOR TO INITIAL DISBURSEMENT THE FOLLOWING CONDITIONS SHALL HAVE BEEN SATISFIED:

        5.1.01          Recordation shall have occurred.

        5.1.02 Title Insurer shall have issued or agreed to issue the title policy described in paragraph 8.3 hereof, naming Bank as insured-to the extent of the Loan amount.

        5.1.03 Where appropriate, UCC-1 Financing Statements shall have been filed with the Secretary of State for the state where the Property is situated describing the Personal Property.

        5.1.04 Bank shall have been furnished with a Certificate issued by the filing officer of the Secretary of State for the state in which the Property is situated showing Bank's Financing Statement as prior to all other Financing Statements in Borrower's name relative to the Personal Property.

        5.1.05 If a bond has been required under paragraph 4.2.03, the original General Contract shall have been filed and the bond so required shall have been recorded in the Office of the County Recorder of the county in which the Property is situated prior to the commencement of work on the improvements.

        5.2 PRIOR TO MAKING DISBURSEMENTS AFTER THE INITIAL DISBURSEMENT, EXCEPT FOR THE LAST DISBURSEMENT, THE FOLLOWING CONDITIONS SHALL HAVE BEEN
SATISFIED:

        5.2.01          Initial Disbursement shall have occurred.

        5.2.02 No default shall exist under this Agreement, the Note, Trust Deed or Security Agreements.

        5.2.03 All the requirements for disbursement set forth in the paragraph indicated under Part II of the Disbursement Schedule shall have been satisfied.

        5.2.04 If Bank requests, it shall have received a list of the names and addresses of all material dealers, laborers and subcontractors with whom agreements have been made by the General Contractor and/or Borrower to deliver materials to and/or perform work on the improvements.

        5.2.05 The representations and warranties of Borrower made in paragraph 7 hereof shall be true and correct on and as of the date of the disbursement with the same effect as if made on such date.

        5.2.06 The Improvements shall not have been materially injured or damaged by fire or other casualty unless Bank shall have received insurance proceeds sufficient in its judgment to effect the satisfactory restoration of the Improvements and to permit the completion thereof prior to the Completion Date.

        5.2.07 Borrower shall have deposited with Bank cash in the amount, estimated by Bank necessary to pay for the costs of completion of construction of the Improvements to the extent that the aggregate amount of the undisbursed Loan Proceeds and Borrower's Funds, designated for the payment of the remaining costs to be incurred in the completion of construction of the Improvements is, in the opinion of the Bank, insufficient therefor.

        5.2.08 Advice from Bank's inspection Department to the effect that, to date, that the present state of construction of the Improvements will, barring then unforeseen and unknown delays, permit completion of construction of the Improvements on or before the Completion Date.

        5.2.09 Bank shall have received: (a) the Building Permit and any other authorization, if any, which may be required from the Local Authority or Governmental Authority; (b) The first page of a copy of the Plans signed and all other, pages initiated by the Borrower, Bank, General Contractor, Permanent Lender and any tenant under a Major Lease if required by Bank; (c) A copy of the General Contract, or, if none, copies of major contracts; (d) Assignments to Bank on Bank's form of the plans and written consent thereto by the person or firm that prepared them and a copy of the architect's agreement, if any, together with assignment thereof to Bank on Bank's form, with written consent thereto by said architect (e) Assignment to Bank of the General Contract and consent thereto by the General Contractor; (f) The cost breakdown; and
        (g) Original executed Major Leases and an assignment thereof to Bank on Bank's form.

        5.2.10 If Bank so requests, (a) The Title Insurer shall have agreed to issue its continuation endorsement to Bank indicating that since the last preceding disbursement to Borrower or General Contractor, there has been no change in the state of title, that there are no intervening liens which may now or hereafter take priority over the disbursement to be made and that there are no survey exceptions not theretofore approved by Bank; (b) Upon completion of the foundation(s) Title Insurer has issued its foundation endorsement insuring Bank that the foundation(s) is constructed wholly within the boundaries of the Property and does not encroach on any easements nor violate any covenants, conditions or restrictions of record.

        5.2.11          *

        5.3 PRIOR THE LAST DISBURSEMENT, THE CONDITIONS SET FORTH IN SUBPARAGRAPH 5.2 OF THIS PARAGRAPH SHALL BE SATISFIED AND IN ADDITION THE FOLLOWING CONDITIONS SHALL HAVE BEEN SATISFIED BY BANK'S RECEIPT OF:

        5.3.01 Advice from Bank's Inspection Department to the effect that the Improvements have been completed in accordance with the Plans.

        5.3.02 Evidence that Borrower has filed the Notice of Completion of the Improvements necessary to establish commencement of the shortest statutory period for the filing of mechanics' and materialmen's liens.

        5.3.03 CLTA Endorsement 101.6 issued by Title Insurer subsequent to expiration of the period during which any lien for labor, services or materials may be validly recorded against the Property or the Improvements or such other endorsements to Bank's Title Insurance Policy as Bank may require which shall insure that the Improvements have been completed free of all mechanics' and materialmen's liens or claims thereof.

        5.3.04 Evidence of approval of completion of the Improvements by Borrower if Borrower is not an owner builder.

        5.3.05 Evidence of approval of completion of the Improvements by FHA, VA, HUD or other Guarantor or purchaser, Permanent Lender and Tenants under Major Leases as such approvals are deemed appropriate by Bank.

        5.3.06 If Tenant Improvements are to be installed by Borrower, Bank shall have segregated sufficient funds, in Bank's judgment, from the Undisbursed Loan Proceeds and the Borrower's Funds, to pay for such Tenant Improvements.

6. LOAN DISBURSEMENT: The proceeds of the Loan and Borrower's Funds shall be used only for the payment of costs of construction of the Improvements in accordance with the Plans and other costs related thereto, as set forth on the Disbursement Schedule, and shall be disbursed as follows:

        6.1 INITIAL DISBURSEMENT: Immediately following Recordation, and upon satisfaction of the conditions of paragraph 5.1 hereof, Bank shall disburse in accordance with the Disbursement Schedule the amounts necessary to pay all costs, charges and expenses incurred or to be incurred (as estimated by Bank) in connection with the Loan or payable pursuant to this Agreement, the Trust Deed or Security Agreements, excluding direct costs of labor and materials related to the Improvement, and including but not limited to loan fees (which are deemed earned at Recordation and are not refundable in whole or part), service charges, title charges, tax and lien service charges, recording fees, escrow fees, appraisal fees, legal fees, real property taxes and assesments, insurance premiums, less payable in connection with any commitment to provide permanent financing of the Improvements, and any amount required to pay existing encumbrances affecting the Property and amounts required to complete the purchase of the Property.

        6.2 SUBSEQUENT DISBURSEMENTS: Upon satisfaction of the conditions of paragraph 5.2 hereof, Bank shall disburse directly to Borrower or, at Bank's option, directly to General Contractor or to such persons as have actually supplied labor, material or services in connection with or incidental to the constructions of the Improvements for for the payment of the cost of any of Borrower's undertakings hereunder, in the Note, the Trust Deed or the Security Agreements), such sums as are required for the payment of interest on the Loan, costs and expenses of construction of the Improvements and disbursements shall be made in accordance with the applicable provisions of the Disbursement Schedule. All funds disbursed hereunder to Borrower shall be received by Borrower in trust and Borrower agrees that the same shall be used only for the payment of those items contemplated by the particular disbursement.

        6.3 FINAL DISBURSEMENT: The Final Disbursement shall be the payment of any monies retained from Progress Payments or draws as set forth in the Disbursement Schedule. Subject to the provisions of this Agreement, the final disbursement shall be made only after Borrower has satisfied the conditions of paragraph 5.3 hereof and delivered or caused to be delivered to Bank in addition to those required under paragraph 8.3 hereof, such additional endorsements or such additional policies of title insurance with endorsements thereto as Bank may require, with a liability limit of not less than the principal amount of the
Note issued by Title Insurer, with coverage and in form satisfactory to Bank insuring Bank's interest under the Trust Deed as a first lien on the property, excepting only such items as shall have been approved in writing by Bank. However, Bank may withhold the final disbursement until Borrower has furnished Bank with the written approval of such final disbursement by Title Insurer and the surety on any bond required by Bank.

        6.4     DISBURSEMENT LIMITS:

        6.4.01 Bank shall not be required to disburse an aggregate amount of the Loan proceeds for labor furnished to and materials incorporated into the Improvements during any stage of construction which exceeds the lesser of the value of such labor or materials or the amount allocated to that stage of construction as set forth in the Disbursement Schedule, and in any event, Bank shall not be required to disburse any amount which, in Bank's opinion, will reduce that portion of the Undisbursed Loan Proceeds designated for the cost of completion of construction of the Improvements below that needed to pay for the labor and material necessary to complete the Improvements. If Borrower consists of more than one person or is a partnership or joint venture, Bank is authorized to make disbursements to any one of such persons or to any partner or joint venturer.

        6.4.02 If Tenant Improvements are to be installed by Borrower, Final Disbursement may be made notwithstanding the fact that the Tenant Improvements have not been completed, but in such event the Final Disbursement shall not include the funds segregated for payment of the Tenant Improvements pursuant to paragraph 5.3.06 hereof. Disbursement of funds to pay for Tenant Improvements shall be made in the same manner as funds were disbursed for payment of the Improvements unless otherwise indicated on

7. REPRESENTATIONS AND WARRANTIES OF BORROWER: Borrower represents and warrants, which representations and warranties shall survive any investigations, inspections or inquiries made by Bank or any of its representatives or any disbursements made by Bank hereunder, then:

        7.1 IF CORPORATION: If a corporation, it is duly organized and validly existing, in good standing under the laws of the state of its incorporation, has stock outstanding which has been duly and validly issued, is qualified to do business, and is in good standing in the state in which the property is situated with full power and authority to consummate the transactions contemplated hereby.

        7.2 IF PARTNERSHIP: If a Partnership, it is duly organized and validly existing.

        7.3 IF TRUST: If a Trust, it is duly organized, validly existing and the trustees thereof are qualified to act as Trustee.

        7.4 PLANS, DEFECTS: The Plans are satisfactory to borrower, have been approved by guarantor and Permanent Lender, and to the extent required by applicable law or any effective restrictive covenant, by all Local Authority and the beneficiary of any such covenant respectivity; the Plans so approved have been initialed by Borrower and General Contractor, if any, all construction, if any, heretofore performed on the improvements has been performed within the perimeter of the Property in accordance with the Plans and any restrictive covenants applicable thereto; there are no structural defects in the improvements, and no violation of any Local Requirement exists with respect thereto.

        7.5 FINANCIAL STATEMENTS: The Financial Statements heretofore delivered to Bank are true and correct in all respects, have been prepared in accordance with generally accepted accounting practice, fairly present the respective financial conditions of the subjects thereof as of their respective dates, no materially adverse change has occurred in the financial conditions reflected therein since their respective dates and no additional borrowings have been made by Borrower since the date thereof other than the borrowing contemplated hereby or approved by Bank.

        7.6 LITIGATION: There are no actions, suits or proceedings pending, or to the knowledge of Borrower threatened against or affecting it, the Property or Guarantor or involving the validity or enforceability of the Trust Deed or the priority of the lien thereof, at law or in equity, or before or by any Governmental Authority or Local Authority. To the Borrower's knowledge it is not in default with respect to any order, writ, injunction, decree or demand or any court or any Governmental Authority or Local Authority.

        7.7 NO BREACH: The consummation of the transaction hereby contemplated and performance of this Agreement. Trust Deed and Security Agreements will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, bank loan or security agreement, corporate charter, by-laws or other instrument to which the Borrower is a party or by which it may be bound or affected.

        7.8 UTILITIES: All utility services necessary for the construction of the improvements and the operation thereof for their intended purpose are either available at the boundaries of the Property or all necessary steps have been taken by Borrower and Local Authority to assure the complete construction and installation thereof, including water supply storm and sanitary sewer facilities, gas, electric, and telephone facilities.

        7.9 CERTIFIED INVOICE: Each Certified invoice shall be true and accurate and the submission of same or the receipt of the funds so requested shall constitute a reaffirmation of the representations, warrants and covenants contained herein.

        7.10 OTHER LIENS: It has made no contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a lien on the Property, except for its arrangements with Borrower's Architect, the General Contractor or the Major Subcontractors if there is no General Contractor.

        7.11 ROADS: All roads necessary for the full utilization of the improvements for their intended purposes have either been completed or the necessary rights-of-way therefore have either been acquired by Local Authority or have been dedicated to public use and accepted by Local Authority and all necessary steps have been taken by Borrower and Local Authority to assure the complete construction and installation thereof.

        7.12 PERMANENT COMMITMENT: The Permanent Commitment is unmodified, is in full force and effect, and all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied by the date hereof have been satisfied.

        7.13 MAJOR LEASES: The Major Leases, if any, are in full force and effect, there are no defaults under any of the provisions thereof, and all conditions to the effectiveness or continuing effectiveness thereof, required to be satisfied as of the date thereof have been satisfied.

        7.14 NO DEFAULT: There is no default on the part of Borrower under this Agreement, Note or Trust Deed, and no event has occurred and is continuing which with notice or the passage of time or either would constitute a default under any thereof.

        7.15 CC&R'S, ZONING: It has examined, is familiar with, and the improvements will in all respects conform to and comply with all covenants, conditions, restrictions, reservations and zoning ordinances affecting the Property.

        7.16 TITLE TO PERSONAL PROPERTY: Any personal property required by Bank as additional security for the Note is vested in Borrower free and clear of all liens, encumbrances and adverse claims and that the security interest of Bank in the personal property shall be a first lien thereon.

        7.17 OTHER FINANCING: It has not received other financing for either the acquisition of the Property or the construction and installation of the improvements except as has been specifically disclosed to and approved by Bank prior to Recordation.

        7.18 BORROWER'S POWERS: Borrower has full power and authority to execute this Agreement, the Note, the Trust Deed and the Security Agreements and to undertake and consummate the transaction contemplated hereby and thereby, and to pay, perform and observe its conditions, covenants, agreements and obligations herein and therein contained.

        7.19 FINDER'S FEES: Borrower hereby warrants and represents that it has not dealt with any person, firm or corporation who is or may be entitled to any finder's fee, brokerage commission, loan commission or other sum in connection with the execution of this Agreement, consummation of the transactions contemplated hereby and the making of the Loan by Bank to Borrower, and Borrower does hereby indemnify and agree to hold Bank harmless from and against any and all loss, cost liability or expense, including reasonable attorney's fees, Bank may suffer or sustain should such warranty or representation prove inaccurate in whole or in part.

8. BORROWER'S COVENANTS: Borrower covenants and agrees until the full and final payment of the Loan, unless Bank waives compliance in writing, that it will:

        8.1 BORROWER'S FUNDS: At the time and in amounts required by Bank, deposit Borrower's Funds in the borrower's funds, Building Loan Account. Borrower's funds shall be disbursed from such account in the manner provided in paragraph 6 herein. Should it appear at any time that the total funds then held by Bank are insufficient, in Bank's reasonable judgment, to provide the financing for the completion of the Improvements. Borrower, within ten (10) days following receipt of written demand by Bank for additional funds, shall pay to Bank an amount equal to such deficiency as expressed in said demand for deposit in the Borrower's Funds, Building Loan Account.

        8.2 IMPROVEMENTS INSPECTION: Permits Bank,* or its representatives (and Bank shall have the right) to enter upon the Property, inspect the Improvements and all materials to be used in the construction thereof and to examine the Plans and all detailed plans and shop drawings which are or may be kept at the construction site and will cooperate, and cause the General Contractor or, if none, the Major Subcontractors, to cooperate with Bank Inspection by Bank of construction shall be for the purpose of protecting the security of Bank and such inspection is in no way to be construed as a representation that there is a compliance with the Plans or that the construction is free from faulty material or workmanship.

        8.3 TITLE INSURANCE: Deliver or cause to be delivered to Bank at Recordation or within a reasonable time thereafter an ALTA LP-10 Policy of Title Insurance or its equivalent, with a liability limit of not less than the face amount of the Note, issued by Title Insurer, insuring Bank's interest under the Trust Deed as a valid first lien on the Property, together with such reinsurance or coinsurance agreements or endorsements to said policy as Bank may require. Said policy shall contain only such exceptions from its coverage as shall have been approved in writing by Bank. After Recordation, Borrower shall at its own cost and expense, maintain the Trust Deed as a first lien on the Property and deliver or cause to be delivered to Bank from time to time such endorsements and policies.

        8.4 CONSTRUCTION START: Not to commence construction of the Improvements, including grading and site clearance, or undertake any act on the Property prior to Recordation, the result of which would cause any mechanics' or materialmen's lien thereafter filed to take priority over the lien of the Trust Deed; and to cause construction of the Improvements to be commenced not more than thirty (30) days after Recordation and thereafter to diligently prosecute such construction so that the same will be completed, in any event, on or before the Completion Date.

        8.5 LEASES: Deliver to Bank an executed counterpart of all leases of the Property whether executed before or after the date hereof.

        8.6 CHANGE ORDERS: Not permit the performance of any work pursuant to any Change Order, which when added to the cumulative amount of all Change Orders previously agreed to by Borrower, will result in a change in the General Contract price in excess of the Cumulative Change Order Amount unless it shall have received the specific approval of Bank to such Change Order and provided that the additional funds necessary to pay for such Change Orders are provided as Borrower's Funds. Bank is hereby authorized to and shall disburse said funds in accordance with the Disbursement Schedule for the payment of such Change Orders upon completion of such changes to Bank's satisfaction.

        8.7 GENERAL CONTRACTOR COVENANT: Require covenants from the General Contractor to the same effect as the covenant made by Borrower in the preceding paragraph hereof, and that General Contractor will, upon request, deliver to Bank the names of all persons with whom General Contractor has contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor.

        8.8 GENERAL CONTRACT ONLY: Not execute any contract or become party to any arrangement for the performance of work on the Property except with the General Contractor, if there is one. If there is no General Contractor, Borrower shall only contract with Major Subcontractors approved by Bank for the performance of work on the Property.

        8.9 PERMANENT COMMITMENT: Comply with all conditions of the Permanent Commitment and execute all documents necessary for the Permanent Closing. Borrower agrees that the covenants contained in this paragraph are for the benefit of and shall be directly enforceable by the Permanent Lender.

        8.10 FOUNDATION COMPLETION: Notify Bank immediately on completion of the foundation of the Improvements.

        8.11 PERSONAL PROPERTY INSTALLATION: Not install materials, personal property, equipment, or fixtures subject to any security agreement or other agreement or contract wherein the right is reserved to any person, firm or corporation to remove or repossess any such material, equipment or fixtures, or whereby title to any of the same is not completely vested in Borrower at time of installation, without Bank's written consent.

        8.12 INSURANCE: Prior to any disbursement hereunder, procure and deliver to Bank and thereafter maintain Policy or Policies of Insurance in form and content and by an insurer or insurers satisfactory to Bank, including a clause giving Bank a minimum of ten (10) days' notice if such insurance is cancelled, as follows: (i) Fire Insurance in an amount not less than the face amount of the Note or the insurable value of the Improvements, whichever amount is lesser, with the normal conditions including fire, extended coverage, vandalism, malicious mischief, course of construction endorsement and a loss payable endorsement naming Bank as payee, (ii) Liability Insurance indicating coverage satisfactory to Bank, (iii) Workers' Compensation Insurance, issued to Borrower or to General Contractor, and (iv) Flood and/or Earthquake Hazard Insurance, if required by Bank.

        8.13 MAINTAIN RECORDS: Keep and maintain full and accurate accounts and records of its operations according to generally accepted accounting principles and practices for its type of business.

        8.14 TAXES: Pay and discharge all lawful claims, including taxes, assessments, and governmental charges or levies imposed upon it or its income or profits or upon any properties belonging to it prior to the date upon which penalties attach thereto; provided that Borrower shall not be required to pay any such tax, assessment, charge, or levy, the payment of which is being contested in good faith and by proper proceedings.

        8.15 NOTIFICATION OF DEFAULT: Promptly notify Bank in writing of the occurrence of any event of default under this agreement, the Note, the Trust Deed or the Security Agreements or of any facts then in existence which would become an event of default hereunder or thereunder upon the giving of notice or the lapse of time or both.

        8.16 PAYMENT OF COSTS: PAY ALL COSTS AND EXPENSES REQUIRED TO SATISFY THE CONDITIONS OF AGREEMENT. WITHOUT LIMITATION OF THE GENERALITY OF THE FOREGOING. BORROWER WILL PAY:

        8.16.01 all taxes and recording expenses, including stamp taxes, if any.

        8.16.02 the fees and commissions lawfully due to brokers in connection with this transaction and hold Bank harmless from all such claims, and

        8.16.03 the travel and living expenses of representatives of Bank and Bank's counsel, in connection with their attendance at the Initial Closing, the Permanent Closing or conferences with Borrower or its representatives, agents or contractors if held other than at an office of Bank. To the extent services are required of counsel in addition to those normally and reasonably incident to the closing and assignment of a loan of the character contemplated hereby, Borrower shall pay the reasonable fees therefor.

        8.17 NO CONVEYANCE OR ENCUMBRANCE: Not to sell, convey, transfer, dispose of or further encumber the Property or the Improvements or any part thereof or any interest therein or enter into a lease covering all or any portion thereof or any undivided interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement so to do without the prior written consent of Bank being first had and obtained. All easements, declarations of covenants, conditions and restrictions, and private or public dedications affecting the Property shall be submitted to Bank for its approval and such approval shall be obtained prior to the execution or granting of any thereof by Borrower, accompanied by a drawing or survey showing the precise location of each thereof.

        8.18 COMPLIANCE WITH GOVERNMENT: Comply promptly with any Governmental Requirement or Local Requirement.

* With the Exception of $175,000 to Westerra Capital

        8.19 DILIGENT CONSTRUCTION: Cause the construction of the improvements to be prosecuted with diligence and continuity and completed in accordance with the Plans and meet all conditions of the Permanent Lender on or before the Completion Date, free and clear of liens or claims for liens.

        8.20 SATISFY CONDITIONS: Cause all conditions hereof to be satisfied at the time and in the manner herein provided.

        8.21 APPLICATION OF DISBURSEMENTS: Receive the disbursements to be made hereunder as a trust fund for the purpose of paying the costs of construction of the improvements and it will apply the same first to such payment before using any part thereof for any other purpose.

        8.22 APPROVAL: Borrower shall obtain and deliver to Bank evidence of the approval by Local Authority, local Board of Fire Underwriters or its equivalent and by all Governmental Authority of the improvements in their entirety for permanent occupancy to the extent any such approval is a condition of the lawful use and occupancy of the improvements.

        8.23 PAID VOUCHERS: Deliver to bank, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements, under which Borrower claims title to any materials, fixtures or articles incorporated in the improvements.

        8.24 DEFECT CORRECTIONS: Upon demand of Bank, correct any defect in the improvements or any departure from the Plans not approved by Bank; the advance of any Loan proceeds shall not constitute a waiver of Bank's right to require compliance with this covenant with respect to any such defects or departures from the Plans not theretofore discovered by, or called to the attention of Bank.

        8.25 CONTRACT CHANGES: Not without the prior written consent of Bank permit any change in the Plans which, when added to the cumulative amount of all increases in the General Contract price resulting from Change Orders heretofore agreed to by Borrower, would result in a change in the general contract price or in the cost of construction of the improvements in excess of the Change Order Amount or to reduce the square foot area of the improvements, the number of units therein, or, if an apartment or condominium project, of the design and layout of any such units.

        8.26 DEFAULT: At the option of Bank, the following shall constitute events of default hereunder including, if Borrower consists of more than one person, the occurrence of any of such events with respect to any one or more said persons)

        9.1 Any default in the performance of any covenant, condition, or agreement set forth herein, in the Trust Deed. Note: Security Agreements or in any ground lease if the Property is a leasehold estate.

        9.2 Borrower or General Contractor does not proceed continuously with the construction of the improvements or the construction of the improvements is otherwise discontinued for a period of five (5) consecutive business days or more for any reason. See Special Conditions Exhibit D attached hereto and incorporated herein by this reference.

        9.3 Borrower voluntarily suspends the transaction of business or there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within Thirty (30) days.

        9.4 Borrower becomes insolvent or unable to pay its debts as they mature or makes an assignment for the benefit of creditors.

        9.5 Borrower files or there is filed against Borrower a petition to have Borrower adjudicated a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Borrower, the same is dismissed within Thirty (30) days.

        9.6 Borrower applies for or consents to the appointment of a receiver, trustee or conservator for any portion of Borrower's property or such appointment is made without Borrower's consent and is not vacated within Thirty
(30) days.

        9.7 Any representation by Borrower to Bank concerning Borrower's financial condition or credit standing or any representation or warranty contained herein proves to be false or misleading.

        9.8 Any persons obtains an order or decree in any court of competent jurisdiction enjoining the construction of the improvements or enjoining or prohibiting Borrower or Bank or either of them from performing this agreement, and such proceedings are not discontinued and such decree is not vacated within Thirty (30) days after the granting thereof.

        9.9 Borrower neglects, fails or refuses to keep in full force and effect any permit or approval with respect to the construction of the improvements.

        9.10 If any Bonded Notice to Withhold in connection with the Loan is served on Bank in accordance with the provisions of California Code or similar provisions of any other state if the Property is not situated in California and within five (5) days of the receipt of such notice the claim set forth therein is not discharged or, if the amount claimed is disputed in good faith by Borrower or General Contractor, an appropriate counter bond or equivalent acceptance to Bank is filed with Bank.

        9.11 The imposition, voluntary or involuntary, of any lien or encumbrance upon the Property without Bank's written consent or unless an adequate counter bond is provided and such lien is accordingly released within ten (10) days of the imposition of such lien.

        9.12 The occurrence of any event enumerated in Section 9.3, 9.4, 9.5, 9.6 and 9.7 hereof with respect to any Guarantor or any party signatory to a Completion Agreement.

        9.13 Borrower modifies, amends or terminates or otherwise fails to consummate the closing of the Permanent Commitment or takes any action that might or does result in a modification, amendment, termination or expiry of the permanent Commitment without Bank's written consent.

10. REMEDIES: If any of the events of default set forth in paragraph 9 occur, then Bank, in addition to its other rights hereunder, may at its option, without prior demand or notice

        10.1 Terminate the obligation of Bank to make disbursements hereunder.

        10.2    Declare the Note immediately due and payable.

        10.3 Notwithstanding the exercise of either one or both of the remedies described in paragraphs 10.1 and 10.2 hereof, bank may make any disbursements after the happening of any one or more of said events of default without thereby waiving its right to demand payment of the Note and without liability to make any other or further disbursements.

        10.4 Proceed as authorized by law to satisfy the indebtedness of Borrower to Bank and, in that regard, Bank shall be entitled to all of the rights, privileges and benefits contained in the Trust Deed and Security Agreements or other Loan documents.

        10.5 Take possession of the Property and perform any and all work and labor necessary to complete the improvements substantially in accordance with the Plans in which event expenditures therefor shall be deemed an additional loan to Borrower, payable on demand, bearing interest at the Default interest rate and secured by the Trust Deed and Security Agreements.

        10.6 Take possession of all funds and deposits of Borrower on hand or deposit in any account at bank or any branch at Bank and apply said funds in such order at priority as Bank may elect in connection with the obligations of Borrower, hereunder, under the Note, the Trust Deed or the Security Agreements.

11. POWER OF ATTORNEY: In the event of default as defined in paragraph 9 hereof, borrower hereby constitutes and appoints Bank its true and lawful attorney in fact with the power and authority, including full power of substitution, as follows:

        11.1 To take possession of the Property and complete the improvements.

        11.2 To use any of Borrower's Funds and any funds which may remain undisbursed under the Loan for the purpose of completing the improvements and for other costs related thereto.

        11.3 To make such additions and changes and corrections in the Plans as may be necessary or desirable as Bank in its sole discretion deems proper to complete the improvements.

        11.4 To employ such contractors, subcontractors and agents, architects and inspectors are required to complete the improvements.

        11.5 To employ watchmen to protect the Property and improvements from injury.

        11.6 To pay, settle or compromise all existing bills and claims against Borrower's Funds or any funds which may remain undisbursed under the Loan or as may be necessary or desirable, as Bank in its sole discretion deems proper, for the completion of the improvements or for protection or clearance of title to the Property and Personal Property or for the protection of Bank's interest with respect thereto.

        11.7 To prosecute and defend all actions and proceedings in connection with the construction of the improvements.

        11.8 As Bank in its sole discretion deems proper, to execute, acknowledge, and deliver all instruments and documents in the name of Borrower which may be necessary or desirable to do and to do any and every act with respect to the construction of the improvements which Borrower might do on his own behalf. This Power of Attorney is a power coupled with an interest and cannot be revoked and any costs or expenses incurred by Bank in connection with any acts by Bank under or pursuant to this Paragraph 11 shall be at the cost and expense of Borrower, repayable on demand by Borrower to Bank with interest thereon at the Default interest rate, with any such advances made or costs or expenses incurred by Bank to be secured by the Trust Deed and the Security Agreements.

12. SECURITY INTEREST: Borrower does hereby give and grant to Bank a security interest in all funds and deposits of Borrower on deposit at Bank or any branch of Bank, as additional security for the obligations of Borrower contained in the Note, Trust Deed or the Security Agreements.

13. DISCLAIMER: WHETHER OR NOT BANK ELECTS TO EMPLOY ANY OR ALL OF THE REMEDIES AVAILABLE TO IT IN THE EVENT OF DEFAULT, BANK SHALL NOT BE LIABLE FOR THE CONSTRUCTION OF OR FAILURE TO CONSTRUCT OR COMPLETE OR PROTECT THE IMPROVEMENTS OR FOR PAYMENT OF ANY EXPENSE INCURRED IN CONNECTION WITH THE EXERCISE OF ANY REMEDY AVAILABLE TO BANK OR FOR THE CONSTRUCTION OR COMPLETION OF THE IMPROVEMENTS OR FOR THE PERFORMANCE OR NON-PERFORMANCE OF ANY OTHER OBLIGATION OF BORROWER.

14. SIGNS: Borrower hereby grants Bank the right to erect or cause to be erected Bank's sign or signs in size and location desired by Bank on the Property so long as such sign or signs do not interfere with the reasonable construction of the improvements. Borrower will and will cause General Contractor and Subcontractors to exercise due care to protect said sign or signs from damage.

15.     GENERAL CONDITIONS:

        15.1 NO WAIVER: No delay or omission of Bank in exercising any right or power arising from any default by Borrower shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. Bank may, at its option, waive any of the conditions herein and any such waiver shall not be deemed a waiver of Bank's rights hereunder but shall be deemed to have been made in pursuance of this agreement and not in modification thereof. No waiver of any event of default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent event of a default.

        15.2 NO THIRD PARTY BENEFITS: This agreement is made for the sole benefit of Borrower and bank, their successors and assigns and no other person or persons shall have any rights or remedies under or by reason of this agreement nor shall Bank owe any duty whatsoever to any claimant for labor performed or material furnished in connection with the construction of the improvements, to apply any undisbursed portion of the Loan to the payment of any such claim or to exercise any right or power of Bank hereunder or arising from any default by Borrower.

        15.3 NOTICE: All written notices or demands of any kind which Bank may be required or desires to serve upon Borrower under the terms of this agreement may be served upon Borrower (as an alternative to personal service upon Borrower) by leaving a copy of such notice or demand addressed to Borrower at the Property, whereupon service shall be deemed complete, or by mailing a copy thereof by certified or registered mail, addressed to Borrower at the Property. In case of service by mail it shall be deemed complete at the expiration of the second day after the date of mailing. If Borrower consists of more than one person, service of any notice or demand of any kind by Bank upon any one of said persons in the manner hereinabove provided shall be complete service upon all *Business.

        15.4 DEATH OF PARTNER: If Borrower is organized as a partnership or joint venture, upon the death of any of the general partners or joint venturers comprising Borrower prior to the completion of the improvements or prior to the disbursement of the balance of Loan Proceeds, Bank may cease disbursements hereunder unless the Partnership or Joint Venture Agreement provides for and the partnership or joint venture in fact does continue after such death.

        15.5 ENTIRE AGREEMENT: This agreement constitutes the entire understanding between the parties and may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.

        15.6 DOCUMENTATION: In addition to the instruments and documents mentioned or referred to herein, Borrower will, at its own cost and expense, supply Bank with such other instruments, documents, information and data as may, in Bank's opinion, be reasonably necessary for the purposes hereof, all of which shall be in form and consent acceptable to Bank.

        15.7 NOT ASSIGNABLE: Neither this agreement nor any right of Borrower to receive any sums, proceeds or disbursements hereunder, or under the Note may be assigned, pledged, hypothecated, anticipated or otherwise encumbered by Borrower without the prior written consent of Bank. Subject to the foregoing restrictions, this agreement shall inure to the benefit of Bank, its successors and assigns and bind Borrower, its heirs, executors, administrators, successors and assigns.

        15.8 TIME IS OF THE ESSENCE: Time is hereby declared to be of the essence of this agreement and of every part hereof.

        15.9 SUPPLEMENT TO SECURITY AGREEMENTS: The provisions of this agreement are not intended to supersede the provisions of the Trust Deed or the Security Agreements but shall be construed as supplemental thereto.

        15.10 JOINT AND SEVERAL OBLIGATIONS: If Borrower consists of more than one person, the obligations of Borrower shall be the joint and several obligations of all such persons, and any married person who execute this agreement agrees that recourse may be bad against his or her separate property for satisfaction of his or her obligations hereunder. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa.

        15.11 CALIFORNIA LAW: This agreement shall be construed in accordance with the laws of the State of California.

        15.12 AGENCY: Borrower hereby appoints and authorizes Bank, as its agent, to record any notices of completion, cessation of labor and other notices that Bank deems necessary to record to protect any interest of Bank under the provisions of this agreement, the Note, the Trust Deed or any of the Security Agreements. This agency is a power coupled with an interest and is not revocable.

        15.13 GOVERNMENTAL REGULATIONS: If payment of the indebtedness secured by the Trust Deed is to be insured or guaranteed by any governmental agency, Borrower shall comply with all rules, regulations, requirements and statutes relating thereto or provided in any commitment issued by any such agency to insure or guarantee payment of such indebtedness.

        15.14 [copy illegible] demand, with interest thereon from date of expenditure at the Default Interest rate, reasonable attorneys' fees and all costs and other expenses paid or incurred by Bank in enforcing or exercising its rights or remedies created by, connected with or provided in this agreement, and payment thereof shall be secured by the Trust Deed and each of the Security Agreements.

        15.15 SURVIVAL: The Representations, Warrants and covenants herein shall survive the disbursement of the Loan and shall remain in force and effect until the Loan is paid in full.

        15.15.1*

16. SEVERABILITY: Invalidation of any one or more of the provisions of this agreement, the Trust Deed or Security Agreements by judgment or court order shall in no way affect any of the other provisions thereof which shall remain in force and effect.

17. PARTICULAR CONDITIONS: The particular conditions, if any, are set forth in Exhibit "C" attached hereto and made a part hereof.

*5.2.11, 7.20, 8.26 and 15.15.1: See Hazardous Materials Rider attached hereto and incorporated herein by this reference.

        IN WITNESS WHEREOF, the parties have executed this agreement the day and year first above written.

UNION BANK, a California corporation

By: /s/ Jack F. Webster
    -----------------------------------
    Jack F. Webster, Sr. Vice President

By: /s/ J. Curtis Fornal
    -----------------------------------
    J. Curtis Fornal, Vice President

BORROWER
Westerra Pacific Associates, a California
General Partnership

By: /s/ Edward B. Romanow
    -----------------------------------
    Edward B. Romanow, Jr.,
    General Partner

By: /s/ E. Stevens Hamilton
    -----------------------------------
    E. Stevens Hamilton,
    General Partner

By: Westerra Executives, Ltd., a California
    Limited Partnership, General Partner

    By: /s/ Edward B. Romanow
        -----------------------------------
        Edward B. Romanow, Jr.,
        General Partner

GENERAL CONTRACTOR

        The undersigned General Contractor hereby represents and warrants it has initiated the Plans, makes the covenants set forth in paragraphs 8.6 and
8.7 hereof and agrees that the Disbursement Schedule shall control notwithstanding the provisions of the General Contract.

GENERAL CONTRACTOR

By
   -----------------------------------

By
   -----------------------------------

        THIS EXHIBIT A IS ATTACHED TO AND A PART OF THAT CERTAIN BUILDING LOAN AGREEMENT DATED September 1, 1989 BY AND BETWEEN THE UNDERSIGNED.

        THE LOAN PROCEEDS IN THE AMOUNT OF $17,500,000.00 PLUS BORROWER'S FUNDS IN THE AMOUNT OF $ -0- AGGREGATING $17,500,000.00 SHALL BE DISBURSED AS
        FOLLOWS:

I. INITIAL DISBURSEMENT: Bank is hereby authorized and directed to make Initial Disbursements for the purposes, in the amounts, and to the persons indicated:

        1. As a non-refundable Loan Fee to Union Bank, the sum of $180,000.00.

        2. To    n/a
           for payment of Title Policy Premiums and recording fees, the
           approximate sum of $    n/a.

        3. For payment of taxes, the sum of $   n/a.

        4. Upon demand of Founders Title Company, pay the principal sum of $4,278,743.00 to Founders Title Company for the credit of Borrower for use in their escrow number 603124.


        5. To Union Bank for appraisal fees and other costs of processing the Loan the approximate sum of $______________.

        6. Other:
                        Pay Secretary of State UCC-3 Search     $12.00
                        Pay Secretary of State UCC-1 Filing      $5.00

                        Pay Union Bank - Legal Fees            $918.70

II. SUBSEQUENT DISBURSEMENTS: The remainder of the Loan Proceeds and Borrower's Funds in the sum aggregate of $13,040,321.30 plus funds not disbursed as provided for in Section I hereof or less any additional funds disbursed as provided for in Section I hereof, shall be disbursed in conformity with the following paragraphs which are indicated by X:

        /X/ A. On or about the first day of each calendar month following commencement of construction of the Improvements, Contractor shall submit to Borrower or Borrower's Architect, a Certified Invoice showing the estimated cost of labor performed on and materials incorporated into the improvements, a pro-rata portion of the General Contractor's profit and that pro-rata portion of overhead of General Contractor attributable to the construction of the Improvements. The original of such Certified Invoice, certified true and correct by the General Contractor and approved by Borrower or Borrower's Architect, shall be submitted to Bank for payment. Upon verification of the accuracy of the Certified Invoice by Bank inspection of the Property and Improvements, Bank shall disburse to General Contractor, Borrower or Subcontractors, laborers and materialmen (at Bank's option as to whom and the amounts payments are made) 100% of the amount of the respective Approved Certified Invoice but in no event shall the aggregate of such payments exceed the sum of $5,190,480.00 except as provided for by Borrower and accompanied by funds for the payment thereof. The Final Disbursement in the sum of $576,720.00 shall be made upon compliance with the provisions of paragraph 6.3 of the Building Loan Agreement.

        / / B. Upon receipt by Bank of Bank's Voucher signed by Borrower or Borrower's Architect, properly endorsed by the Payee, accompanied by unconditional lien waivers for the work or materials represented by the respective voucher duly signed by the mechanic or materialman supplying said work or material, and upon Bank's verification of the accuracy of the amount and labor or materials represented by the voucher so submitted by Bank's Inspection Department and upon confirmation by Bank's Loan Officer responsible for the Loan that after such disbursements there shall remain adequate funds in the Undisbursed Real Estate Loan Account and the Borrower's Funds. Building Loan Account to complete construction of the Improvements. Bank shall pay the voucher amount to the party submitting the voucher but in no event shall the aggregate of such payments exceed the sum of $__________ except as provided for by Borrower and accompanied by funds for the payment thereof.

        If conditional lien waivers are submitted to Bank, at Bank's option, Bank shall either return such conditional lien waiver to the person so submitting the waiver, in which case no payment shall be made by Bank on the voucher accompanying such conditional lien waiver, or Bank shall make payment by joint check payable to the person submitting the voucher and the person signing the conditional lien waiver which check shall contain an unconditional lien waiver on the reverse thereof. The Final Disbursement in the sum of $__________ shall be made upon compliance with the provisions of paragraph 6.3 of the Building Loan Agreement.

        / / C. The sum of $__________ shall be paid to General Contractor, Borrower or subcontractors, laborers and materialmen (at Bank's option as to whom and the amounts payments are to be made) in progress payments. Each progress payment shall be paid upon the occurrence of the conditions and in amounts equal to the percentage of such sum set forth on the Bank approved rider attached hereto and a part hereof.

        /X/ D. The sum of $1,806,260.00 plus funds not disbursed as provided for in Section I hereof or less any additional funds disbursed as provided for in Section I, hereof, shall be disbursed from time to time on the interest payment date specified in the Note by the withdrawing by Bank of sufficient amounts to pay interest due on the Note. Each such interest payment shall then be deemed paid in full. When said sum has been completely disbursed. Borrower shall make interest payments directly to Bank in accordance with the terms of the Note.

        /X/ E. The sum of $3,079,581.30 shall be disbursed in amounts and for the purposes specified below.

On or about the first day of each calendar month, following commencement of the work, Borrower, Contractor or his authorized agent shall submit request and itemized invoice on Bank form or form acceptable to Bank, covering expenses incurred. Bank, after inspection or verification satisfactory to it that said funds have been expended, shall disburse 100% of approved invoice for the following items:

        Option Fee - Parcel 6-B                         $225,000.00
        Architectural and Engineering                    330,000.00
        Fees, Permits, Assessments                       430,900.00
        Property Taxes                                   110,000.00
        Insurance                                         26,000.00
        Supervision, O.H. Administration, Etc.           437,500.00
        Legal, Accounting, (Admin. Costs)                149,081.30
        Profit                                           437,500.00
        Permanent Financing Cost                         110,000.00
        Mortgage Placement Fee                           175,000.00
        Miscellaneous                                     134,500.00
        Commercial Loans Interest                         50,500.00
        Land Draw                                        463,600.00

F. The sum of $2,387,280.00 shall be disbursed to Borrower for Tenant Improvements upon written request of Borrower at the rate of $23.00 per square foot of leased area. Upon Bank's receipt of executed leases in form and content acceptable to Bank and verification of the improvements of Bank inspection.






        THIS DISBURSEMENT SCHEDULE IS EXECUTED BY BORROWER AND BANK THIS 1ST DAY OF SEPTEMBER, 1989.

BORROWER                                     UNION BANK

Westerra Pacific Associates, a California    By:  /s/ JACK P. WEBSTER
General Partnership                             -------------------------------
                                                Jack P. Webster, Sr.
By:  /s/  EDWARD B. ROMANOW, JR.                Vice President
    ------------------------------------
    Edward B. Romanow, Jr.,
    General Partner                          By:  /s/ J. CURTIS FORNAL
                                                -------------------------------
By:  /s/  E. STEVENS HAMILTON                   J. Curtis Fornal,
    ------------------------------------        Vice President
    E. Stevens Hamilton,
    General Partner

By: Western Executives, Ltd.,
    ------------------------------------
    a California Limited Partnership,
    General Partner

By:
    ------------------------------------
    Edward B. Romanow, Jr.,
    General Partner


FOR ACCOUNTING PURPOSES ONLY:
    /X/  MAKE DISBURSEMENTS UNDER II HEREOF TO WESTERN PACIFIC ASSOCIATES
BY: /X/  CREDITING COMMERCIAL ACCOUNT #400011046 AT OFFICE NO. 400
    / /  CASHIER'S CHECK

(If there are no major leases, please write NONE.)

Lease: dated December 7, 1988
       executed by:             JAYCOR, a California Corporation & Westerra
                                Pacific Associates, a California General
                                Partnership
       covering:                Lot 6 of Eastgate Technology Park San Diego,
                                CA and a 100,000 square foot office building
       term:                    10 years with two options to extend for periods
                                of 5 years each

                               SPECIAL CONDITIONS
                                  (EXHIBIT C)

(If there are no major leases, please write NONE.)

Recent California legislation now requires any title company handling funds in an escrow capacity to have deposited into its escrow depository account before recording a transaction immediately available funds representing disbursements to be made by it.

Borrower's title company shall specify the date it needs such proceeds (including loan proceeds) for use in said escrow.

Accordingly, on all funds disbursed pursuant to Section I.4 above, you may deliver such disbursement to Founders Title Company's Escrow No. 603124 on the date specified by said title company which date may be prior to the recording of Borrower's Deed of Trust. Interest on amounts outstanding under the Note shall accrue from the date of disbursement which may be different than the date of recording of the above described Deed of Trust.

Funds are to be wired to:

Wells Fargo Bank
660 Newport Center Drive
Newport Beach, CA 92660
ABA #121500248
Account of Founders Title Company  Account No. 4652048729
Ref: Escrow No. 603124/Westerra Pacific Assoc.

Regarding the Disbursing Schedule II.A the sum of $5,767,200.00 shall be disbursed only at such time as Bank is in receipt of the following items:

1. Signed Contract with cost breakdown attached.
2. Assignment of Construction Contract.
3. Copy of Building Permits.
4. Course of Construction Insurance furnished by Borrower.
5. General Liability and Workmen's Compensation Insurance furnished on behalf of General Contractor.
6. Completion Agreement executed by Contractor.
7. Resolution Authorizing Completion Agreement (if applicable).

                               SPECIAL CONDITIONS

                                   Exhibit D

        Force Majeure. The term "Force Majeure" shall mean a period, not in excess of ninety (90) days in the aggregate, except as otherwise may be agreed to by Bank, equal to the period of time that Borrower is unable to proceed with construction of the Improvements as a result of Unavoidable Delays. "Unavoidable Delays" shall mean delays due to weather, strikes, availability of materials, governmental delays, acts of God or other matters which cannot be anticipated and which are outside Borrower's control. Such other matters shall not include delays caused by a failure to comply with the terms of this Agreement or by any lack or shortage of funds on Borrower's part. To effect an extension under this paragraph 9.2 Borrower shall deliver written notice to Bank setting forth in the date of commencement of any event for which an extension is requested (which notice must be delivered within five (5) business days after such commencement date and which notice shall also specify the probable duration of such event) and Borrower shall also deliver to Bank written notice setting forth the date such event ended (which notice must be delivered within five (5) business days after such ending date.)

                              HAZARDOUS MATERIALS

                        RIDER TO BUILDING LOAN AGREEMENT

1.40 Hazardous Materials: substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Responses, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq.; and those substances defined as "hazardous wastes" in Section 25117 of the California Health & Safety Code or as "hazardous substances" in
Section 25316 of the California Health & Safety Code; and in the regulations adopted, published and/or promulgated pursuant to said laws.

1.41 Preliminary Site Assessment: a report (and all amendments, modifications updates and reviews thereof) on the presence of Hazardous Materials on, in, under or about the property issued by or reviewed and approved by an entity knowledgeable in environmental matters acceptable to Bank, in form and content acceptable to Bank and delivered or caused to be delivered to Bank by Borrower at Borrower's cost and expense.

5.2.11 Bank shall have no knowledge of the presence of any Hazardous Materials creating an adverse economic impact upon the Property.

7.20 Hazardous Materials: Except as may be set forth in the Preliminary Site Assessment, Borrower hereby warrants and represents that the Property is not now and shall not at any time in the future be in violation of any federal, state or local law, ordinance or regulation relating to environmental conditions on, under or about the Property including, but not limited to, soil and groundwater conditions. Until the loan is repaid in full, neither Borrower, any Successor in interest to Borrower, nor any Tenant of Borrower or such Successor in interest shall use, generate, manufacture, refine, produce, process, store or dispose of on, under or about the Property or transport to or from the Property any Hazardous Materials, as defined below, in contravention of any applicable law, rule, regulation or order (collectively, "Hazardous Waste Laws"), nor does Borrower intend to use the Property in the future for the purpose of transferring, processing or transporting of Hazardous Materials, as defined below, in contravention of any Hazardous Waste Law.

8.26 Removal of Hazardous materials: If at any time during the term of this Loan, Hazardous Materials are discovered, used, or placed on the Property in violation of any Hazardous Waste Law, Borrower, at Borrower's sole cost and expense, shall remove such Hazardous Materials from the Property or the groundwater underlying the Property in accordance with requirements of the appropriate governmental entity. In addition to all other rights and remedies of bank hereunder, if such Hazardous Materials are not removed from the Property or the groundwater underlying the Property by borrower within ninety (90) days after Borrower discovers such Hazardous Materials, bank, at its sole discretion, may pay to have same removed and Borrower shall reimburse Bank within five (5) days of bank's demand for payment. Borrower shall indemnify and hold Bank harmless from and against all loss, damage, liability (including without limitation, the cost of any required cleanup of the Hazardous Materials and all attorneys' fees and expenses incurred by bank in connection therewith ) which Bank may sustain as a result of the presence or cleanup of Hazardous Materials on the Property in violation of any Hazardous Waste Law.


15.15.1 All representations, warranties and indemnities with respect to Hazardous Materials shall survive the repayment of the Loan.

Date: September 1, 1989

BORROWER                                UNION BANK
                                        a California corporation

See reverse for signatures              By: /s/ JACK P. WEBSTER
--------------------------                  -----------------------------------
                                            Jack P. Webster, Sr. Vice President

                                        By: /s/ J. CURTIS FORNAL
--------------------------                  --------------------------------
                                            J. Curtis Fornal, Vice President

(6/3/88)
Form C

Westerra Pacific Associates, a California
General Partnership


By:  /s/ Edward B. Romanow
    ---------------------------------------
    Edward B. Romanow, Jr., General Partner

By: /s/ E. Stevens Hamilton
    ---------------------------------------
    E. Stevens Hamilton, General Partner

By: Westerra Executives, Ltd., a California
    Limited Partnership, General Partner

    By: /s/ Edward B. Romanow
        ---------------------------------------
        Edward B. Romanow, Jr., General Partner


                Jaycor, a California corporation hereby assumes the obligations of borrower hereunder and agrees to be bound by the terms and conditions of this agreement.

                Jaycor, a California corporation

                BY:_____________________________

DO NOT DESTROY THIS NOTE: When paid, this note, with Deed of Trust securing same, must be surrendered to Trustee for cancellation and retention before reconveyance will be made.

                                             Loan Number  4960035-647-000647
[LOGO]
Union Bank

                         NOTE SECURED BY DEED OF TRUST
                              (FLOATING RATE NOTE)


$17,500,000.00          San Diego       , California    September 1, 1989
--------------   -----------------------              --------------------
                         (City)                              (Date)

        On March 11, 1991 for value received, the undersigned, jointly and severally, promise(s) to pay to the order of UNION BANK at its office at 525 "B" Street in this city, or at such other place as the holder of this note may from time to time designate in writing, the principal sum of Seventeen Million Five Hundred Thousand and no/100ths Dollars together with interest from date hereof computed on principal balances hereof from time to time outstanding, adjusted daily to the rate which is Three-Quarters percent (.75%) per year in excess of the Union Bank Reference Rate which is that rate announced by the Bank at its Corporate Headquarters as the Union Bank Reference Rate, and which shall vary concurrently with any change in such rate.

        Interest shall be payable on the first day of each calendar month following the date hereof and shall be computed daily by multiplying the then outstanding principal balance by 1/360th of the above annual interest rate. Should interest not be so paid, it shall become a part of the principal and thereafter bear interest as herein provided.

Should default be made in the payment of principal or interest when due or in the performance or observance when due of any term, covenant or condition of any Deed of trust, security agreement or other agreement (including amendments and extensions thereof) securing or pertaining to this note at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall become immediately due and payable and thereafter bear interest, until paid in full, at the increased rate of 5% per annum over and above the rate contracted for herein as it may vary from time to time. No delay or omission on the part of the holder hereof in exercising any right hereunder, or under any such Deed of Trust, security agreement or other agreement shall operate as a waiver of such right or of any other right under this note or under any such Deed of Trust, security agreement or other agreement.

        If this note is not paid when due, whether at its specified or accelerated date, the undersigned promise(s) to pay all costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

        Principal and interest shall be payable in lawful money of the United States. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon its schedule of funds availability and interest shall accrue until the funds are deemed collected.
The undersigned waive(s) the defense of the statute of limitations in any action on this note.

        This note is secured by a Deed of Trust to UNION BANK, a California corporation, as Trustee, and shall be governed and construed in accordance with California law.

        The Deed of Trust securing the obligation evidenced hereby contains the following provision: "that should trust or sell, convey, transfer, dispose of or further encumber said property or any part thereof or any interest therein or enter into a lease covering all or any portion thereof or an undivided interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement so to do, without the prior written consent of Beneficiary being first had and obtained, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions."

WESTERRA PACIFIC ASSOCIATES, a California General Partnership

By:       /s/ EDWARD B. ROMANOW, JR.
    -----------------------------------------
     Edward B. Romanow, Jr., General Partner

By:       /s/ E. STEVENS HAMILTON
    -----------------------------------------
     E. Stevens Hamilton, General Partner

By:  Westerra Executives, Ltd., a California
     Limited Partnership, General Partner

By:       /s/ EDWARD B. ROMANOW, JR.
    -----------------------------------------
     Edward B. Romanow, Jr., General Partner


Jaycor, a California corporation hereby assumes the obligations of Borrower hereunder and agrees to be bound by the terms and conditions of this agreement.

Jaycor, a California corporation

BY:_____________________________________

                            RECORDING REQUESTED BY:
                               FOUNDERS TITLE CO.

                                                   ------------------------
                                                        RECORDED IN
                                                      OFFICIAL RECORDS
                                                   OF SAN DIEGO COUNTY, CA

                                                      89 SEP 11 PM 12:20

                                                         VERA L. LYLE
                                                       COUNTY RECORDER
                                                    -----------------------
--------------------
UNION BANK
525 "B" Street
San Diego, CA 92101
Attn: Kathy Gruhn
--------------------


               CONSTRUCTION DEED OF TRUST AND ASSIGNMENT OF RENTS


This deed of Trust and Assignment of Rents, made as of this 1st day of September, 1989, between WESTERRA PACIFIC ASSOCIATES, a California General Partnership herein called TRUSTOR whose address is 5405 Morehouse Drive, Suite 330, San Diego, CA 92121 and UNION BANK, a California Corporation, whose address is 525 "B" Street, San Diego, CA 92101, as Trustee and also as Beneficiary.

WITNESSETH: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS to Trustee, its successors and assigns, in Trust, with POWER OF SALE TOGETHER WITH RIGHT OF ENTRY AND POSSESSION, all that property, including all of the easements, rights, rights of way, privileges, franchises and appurtenances thereunto belonging or in any way appertaining or as a means of access thereto, now or hereafter acquired, in the City of San Diego, County of San Diego, State of California, described as:


Lot 6 of EASTGATE TECHNOLOGY PARK UNIT NO. 1, in the City of San Diego, County of San Diego, State of California, according to Map thereof No. 10830, filed in the Office of the County Recorder of San Diego County, January 30, 1984.

EXCEPTING THEREFROM all oil, gas, hydrocarbon substance and minerals of every kind and character lying more than 500 feet below the surface, together with the right to drill into, through, and to use and occupy all parts of the site lying more than 500 feet below the surface thereof for any and all purposes incidental to the exploration for any production of oil, gas, hydrocarbon, substances or mineral from the site, but without, however, any right to use or disturb either the surface of the site or any portion thereof within 500 feet of the surface for any purpose or purposes whatsoever.

Together with the rents, issues, profits, royalties, revenue, income and other benefits thereof or arising from the use or enjoyment of all or any portion of the property including all rights, title and interest of the Trustor in and to all leases covering portions of the property then or thereafter entered into and all right, title and interest of the Trustor thereunder including, without limitation, cash or security deposited thereunder to secure the performance by the lessees of their obligations thereunder; subject however, to the right, power and authority hereinafter given to and conferred upon Trustor to collect and apply such rents, issues and profits prior to any default hereunder; and including all buildings and improvements now or hereafter thereon, and all appurtenances, easements, water and water rights, pumps and pumping plants and all shares of stock evidencing the same; all machinery, equipment, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage; all all-beds, wall-safes, built in furniture and installations, shelving, lockers, partitions, door-stops, vaults, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for same, fire sprinklers, alarm systems, drapery rods and brackets, screens, linoleum, carpets, plumbing, laundry tubs and trays, ice boxes, refrigerators, heat units, stoves, water heaters, incinerators, communication systems, all installations for which any such building is specifically designed and ___________________________________________
_____________________________________________________________________
_____________________________________________________________________
All of said items, whether now or hereinafter installed, being hereby declared to be, for all purposes of this Deed of Trust, a part of the realty; and all the estate, interest, or other claim or demand including insurance, as well in law as in equity, which Trustor now has or may hereafter acquire, in and to the aforesaid property; the specific enumerations herein not excluding the general.

FOR THE PURPOSE OF SECURING, in such order of priority as beneficiary may elect, (1) payment of an indebtedness in the sum of $17,500,000.00 evidenced by that certain promissory note of even date herewith executed by Trustor to the order of Beneficiary and any and all modifications, extensions or renewals thereof, whether hereafter evidenced by said note or otherwise; (2) payment of interest on said indebtedness according to the terms of said promissory note;
(3) payment of all other sums, with interest as herein provided, becoming due or payable under the provisions hereof to trustee or Beneficiary; (4) due, prompt and complete observance, performance and relative to any indebtedness evidenced by said note; and (5) payment of such additional sums with interest thereon as may be hereafter borrowed from Beneficiary, its successors or assigns by Trustor or the then record owner or owners of said property when evidenced by another promissory note or notes, which are by the terms thereof secured by this Deed of Trust.

TO PROTECT AND MAINTAIN THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

        (1) To pay, perform, observe and discharge each and every condition, obligation, covenant and agreement for which this deed of trust has been given as security as provided above.

        (2) To keep such property in good condition and repair; not to remove or demolish any improvement thereon; to complete or restore promptly and in good and workmanlike manner any improvement which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; to perform, in the event all or any portion of the above described property constitutes a leasehold estate belonging to Trustor, each and every obligation of Trustor under the terms of the lase agreement relating to the demise of such property; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

        (3) To provide, maintain and deliver to Beneficiary fire with extended coverage endorsement, public liability, property damage and other insurance policies in companies and form, content and term satisfactory to and with loss payable to Beneficiary, such delivery to constitute an assignment to beneficiary of all return premiums. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act pursuant to such notice.

        (4) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

        (5) To pay and discharge, at least ten days prior to delinquency, all taxes of every kind and nature, including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes, all general and special assessments, including assessments on appurtenant water stock, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against trustor or said property or any part thereof or upon the revenues, rents, issues, income or profits thereof; when due, all incumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto or subject or subordinate hereto; all costs, fees and expenses of this Trust; or, if and as required by Beneficiary, to pay to beneficiary in equal installments on the day on which monthly payments of principal and interest are due under said note, sufficient funds (as estimated by Beneficiary from time to time) to pay when due the next maturing taxes, assessments and hazard insurance premiums. When so provided with sufficient funds, Beneficiary shall pay such taxes, assessments and hazard insurance premiums before delinquency, and excess over the amount required for such purposes shall be held for future use, applied to any indebtedness hereby secured or refunded to Trustor at beneficiary's option.

        To promptly and completely observe, perform, and discharge each and every condition, obligation, covenant and agreement affecting said property, whether the same is prior and superior or subject and subordinate hereto including, if the security hereunder is or will be a condominium, community apartment or part of a planned development, each and every provision to be performed by Trustor under any Declaration of Covenants, Conditions and Restrictions pertaining to the condominium, community apartment or planned development project and, upon written request of Beneficiary, to pay maintenance charges, if the same have not been paid or legal steps have not been initiated to enforce such payment within ninety (90) days after such written request is made.

        Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of beneficiary or trustee; pay, purchase, contest or compromise any incumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

        (6) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure to 5.75 per cent per annum, in excess of Union Bank's reference rate of interest adjusted on a daily basis.

        (7) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance, notwithstanding the fact that the security given hereby may not be impaired by a partial condemnation, Beneficiary, in its sole and absolute discretion, shall have the right to apply all compensation, award or other payments or relief therefor made on account thereof to either the payment of accrued but unpaid interest and second to the prepayment of principal under said promissory note or reimbursement of Trustor for expenses incurred by it in the restoration of said property, and in respect thereto, Trustor hereby waives the benefit of any statute or rule of law which may be contrary thereto.

        (8) That by accepting the payment, performance or observance of any condition, obligation, covenant or agreement contained herein after the date to be paid, performed or observed as provided hereunder, Beneficiary does not waive its right either to require prompt payment, performance or observance when due of all other conditions, obligations, covenants or agreements contained herein or to declare a default for failure so to do.

        (9) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; join in the execution of or subordination of the lien or charge hereof to any covenants, conditions or restrictions affecting said property; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

        (10) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said note to Trustee for cancellation and retention and upon payment by Trustor of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

        (11) That Trustor absolutely and unconditionally hereby assigns, transfers, conveys and sets over to Beneficiary all the rents, royalties; issues, profits, revenue, income and other benefits of said property arising from the use or enjoyment of all or any portion thereof or from any lease or agreement pertaining thereto (collectively the "Rents"); provided, however, prior to any default by Trustor in the payment, observance, performance and discharge of any condition, obligation, covenant or agreement of Trustor contained herein, Trustor shall have the right as the agent and fiduciary representative of Beneficiary for collection and distribution purposes only, to collect and receive the Rents as they become due and payable to be applied by Trustor to the payment of the principal and interest and all other sums due or payable on said promissory note and to the payment of all other sums payable under this Deed of Trust and, thereafter, so long as no default as aforesaid has occurred, the balance shall be distributed to the account of Trustor. Upon any such default, Beneficiary may at any time without notice, either in person, by agent or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said real property or any part thereof, in its own name or in the name of Trustor, sue for or otherwise collect the Rents, including those past due and unpaid and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees and expenses, to the payment of the principal and interest and all other sums due or payable on said promissory note and to the payment to all other sums payable under this Deed of Trust and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of the Rents and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

                 [UNABLE TO READ FIRST FOUR PARAGRAPHS ON PAGE]




        After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate specified in paragraph (6) hereof, all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

        If this Deed of Trust or any note secured hereby provides for any charge for prepayment of any indebtedness secured hereby, Trustor agrees to pay said charge if any of said indebtedness shall be paid prior to the date thereof stated in said note or this Deed of Trust, even if and notwithstanding Trustor shall have defaulted in payment thereof, or in performance of any agreement hereunder, and Beneficiary, by reason thereof, shall have declared all sums secured hereby immediately due and payable.

        (13) That if the Trustor, or any subsequent owner of the property covered hereby, shall occupy said property, or any part thereof, after any default in payment of any amount secured by this Deed of Trust, the Trustor, or such owner, shall pay to the Beneficiary in advance on the first day of each month a reasonable rental for the premises so occupied, and upon failure to pay such reasonable rental, the Trustor, or such owner, may be removed from said premises by summary dispossess proceedings or by any other appropriate action or proceeding.

        (14) Beneficiary, acting alone, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by each and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page or document number where this Deed of Trust is recorded, and the name and address of the new Trustee. If notice of default shall have been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting Trustee shall have been paid to such Trustee, who shall endorse receipt thereof upon such instrument of substitution.

        (15) That any Trustor who is a married person hereby expressly agrees that recourse may be had against his or her separate property, but without hereby creating any lien or charge thereon, for any deficiency after sale of the property hereunder.

        (16) That Trustor shall, upon request made by Beneficiary, furnish Beneficiary with annual statements covering the operations of said property.

        (17) The Beneficiary may collect a "late charge" not to exceed an amount equal to four per centum (4%) of any installment which is not paid within fifteen (15) days from the date thereof to cover the extra expense involved in handling delinquent payments.

        (18) That the pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived to the full extent permissible by law.

        (19) That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

        (20) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

        (21) To pay Beneficiary for each and every beneficiary statement furnished at Trustor's request the maximum fee allowed by law and if there be no maximum, then in accordance with Beneficiary's schedule therefor. Such fee shall be computed as of the time said statement is furnished.

        (22) That should Trustor sell, convey, transfer, dispose of or further encumber said property or any part thereof or any interest therein or enter into a lease covering all or any portion thereof or an undivided interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement so to do, without the prior written consent of Beneficiary being first had and obtained such consent not to be unreasonably withheld, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable.
Consent to one such transaction shall not be deemed to be a waiver of the right or require such consent to future or successive transactions.

        (23) If Trustor is a corporation, trust, limited or general partnership or joint venture, should there occur a sale, conveyance, transfer, disposition or encumbrance either voluntary or involuntary or should an agreement be entered into to accomplish any thereof with respect to more than Ten percent (10%) of the issued and outstanding capital stock of Trustor if a corporation or of the beneficial interest of Trustor if a trust or of any general partnership or joint venturer interest if Trustor is a limited or general partnership or a joint venture or if there shall occur a change in any general partner or joint venturer if Trustor is a limited or general partnership or a joint venture, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable unless Beneficiary shall have given its prior written consent thereto. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions. Except as to the partnership interest of E. Stevens Hamilton, which up to 37.5% of this project may be transferred to another partnership which E. Stevens Hamilton is a general partner.

        (24) That in the event of the passage after the date hereof of any law deducting from the value of real property, for taxation purposes, any lien thereon or changing in any way the laws now in force for the taxation of Deeds of Trust or debts whether or not secured thereby for Federal, State or Local purposes or the manner of the collection of any such taxes so as to affect this Deed of Trust or the obligations hereby secured, Trustor agrees to pay any thereof and if Trustor fails to so do or if it would be illegal for Trustor so to do then, the whole of the principal sum secured by this Deed of Trust, together with accrued interest thereon shall, at the option of the Beneficiary, without demand or notice, immediately become due and payable.

        (25) To the fullest extent permitted by law, Trustor hereby waives the provisions of Section 431.70 of the California Code of Civil Procedure and all amendments thereto.

        (26) That no remedy herein conferred upon, reserved to Trustor or Beneficiary is intended to be exclusive or any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Beneficiary in the exercising of any right or power accruing upon any event of default hereunder shall impair such right or power or any other right or power nor shall the same be construed to be a waiver of any default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the obligations secured hereby, Beneficiary, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights or remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in such order and in such manner as Beneficiary may deem fit without waiving any rights with respect to any other security. The granting of consent by Beneficiary to any transaction as required by the terms hereunder shall not be deemed a waiver of the right to secure the consent of Beneficiary to future or successive transactions.

        (27) That in the event any one or more of the provisions contained in this Deed of Trust or in the Promissory Note hereby secured shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust or said Promissory Note, but this Deed of Trust and said Promissory Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

        (28) This Deed of Trust has been executed and delivered in the State of California and is to be construed and enforced according to and governed by the laws thereof except that with respect to any portion of the property covered hereby located outside of the State of California, only to the extent required for Trustee or Beneficiary to enforce or realize upon the rights and remedies hereunder with respect thereto, the laws of the state in which such property is located shall be applicable hereto.

        (29) PARTIAL RECONVEYANCE. Upon the recordation of a final parcel map with the Office of the County Recorder by the City of San Diego dividing the property into two separate legal parcels substantially in the manner shown on Exhibit "A" attached hereto and made a part hereof by this reference, Beneficiary agrees to cause Trustee to reconvey that portion of the property identified as parcel 2 on the attached Exhibit "A", which partial reconveyance of the property shall be conditioned upon: (A) a reduction in the principle amount of the Promissory Note secured by this Deed of Trust of not less than $1,710,000.00; and (B) Trustor not being in default under the terms of this Deed of Trust, the Promissory Note secured hereby, the Building Loan Agreement, the Security Loan Agreement, the Security Agreement or any of the other loan documents executed with Beneficiary in conjunction with this Deed of Trust.

        The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at his address hereinbefore set forth.

             Signature of Trustor               Signature of Trustor

WESTERRA PACIFIC ASSOCIATES,
a California General Partnership

By:  /s/  EDWARD R. ROMANOW, JR.,
     --------------------------------
     General Partner

By:  /s/  E. STEVENS HAMILTON,
     --------------------------------
     General Partner

By:  WesTerra Executives, Ltd.,
     a California limited partnership,
     General Partner

By:  /s/  EDWARD B. ROMANOW, JR.,
     ---------------------------------
     General Partner

STATE OF CALIFORNIA  )
                     )  SS.
COUNTY OF SAN DIEGO  )

                  [SORRENTO LANDS AND TOWNSITE MAPS 382 & 483]


PRELIMINARY PARCEL MAP

LEGAL DESCRIPTION
Lot 6 of Eastgate Technology Park Unit No. 1, Map No. 10830.

APPLICANT
Westerra Pacific Associates, a California General Partnership
5405 Morehouse Dr., Suite 330
San Diego, CA 92121

/s/  EDWARD B. ROMANOW, JR.
----------------------------
     Edward B. Romanow, Jr.
     General Partner

NOTES:
Assessor's Parcel No.: 343-121-10
Present Zone: SR
Proposed Zone: SR
Present Land Use: Vacant
Proposed Land Use: Scientific Research & Office Space
Fire Protection: City of San Diego
Water: City of San Diego
Sewer: City of San Diego
No. of Parcels: 2
Gross Area: 19.4 acres
Lambert Coordinates: 260-1703

CAT. NO. NN00637                                 [TICOR TITLE INSURANCE LOGO]
TO 1955 CA (1-83)
(Partnership as a Partner of a Partnership)

STATE OF CALIFORNIA        )
                           ) SS.
COUNTY OF SAN DIEGO        )

On September 8, 1989 before me, the undersigned, a Notary Public in and for said State, personally appeared Edward B. Romanow, Jr. personally known to me or proved to me on the basis of satisfactory evidence to be the person__ who executed the within instruments as one of the partners of Westerra Pacific Associates, the partnership that executed the within instrument, and acknowledged to me that they executed the same on behalf of Westerra Executives Ltd., a partnership, and that said last named partnership executed the same.

WITNESS my hand and official seal.

Signature  /s/  KARIN MARIE LEMAX
         ------------------------------------
           Karin Marie Lemax

                                     [SEAL]



CAT. NO. NN00630                                 [TICOR TITLE INSURANCE LOGO]
TO 1946 CA (9-84)
(Partnership)

STATE OF CALIFORNIA        )
                           ) SS.
COUNTY OF SAN DIEGO        )

On September 8, 1989 before me, the undersigned, a Notary Public in and for said State, personally appeared Edward B. Romanow, Jr. personally known to me or proved to me on the basis of satisfactory evidence to be the person__ who executed the within instruments as one of the partners of Westerra Pacific Associates, the partnership that executed the within instrument, and acknowledged to me that they executed the same on behalf of Westerra Executives Ltd., a partnership, and that said last named partnership executed the same.

WITNESS my hand and official seal.

Signature  /s/  KARIN MARIE LEMAX
         ------------------------------------
           Karin Marie Lemax

                                     [SEAL]


CAT. NO. NN00630                                 [TICOR TITLE INSURANCE LOGO]
TO 1946 CA (9-84)
(Partnership)

STATE OF CALIFORNIA        )
                           ) SS.
COUNTY OF SAN DIEGO        )

On September 8, 1989 before me, the undersigned, a Notary Public in and for said State, personally appeared E. Stevens Hamilton personally known to me or proved to me on the basis of satisfactory evidence to be the person__ who executed the within instruments as one of the partners of Westerra Pacific Associates, the partnership that executed the within instrument, and acknowledged to me that they executed the same on behalf of Westerra Executives Ltd., a partnership, and that said last named partnership executed the same.

WITNESS my hand and official seal.

Signature  /s/  KARIN MARIE LEMAX
         ------------------------------------
           Karin Marie Lemax

                                     [SEAL]

AND WHEN RECORDED, MAIL TO:

UNION BANK
525 "B" Street
San Diego, CA 92101
Attn: Kathy Gruhn

                               [RECORDERS STAMP]

For value received, Undersigned does hereby sell, assign, transfer and set over to UNION BANK, hereinafter called "Bank", that certain Lease Agreement for the lease of real property commonly known as Towns Centre Drive, San Diego, California, and legally described as:

Lot 6 of EASTGATE TECHNOLOGY PARK UNIT NO. 1., in the City of San Diego, County of San Diego, State of California, according to Map thereof No. 10830, filed in the office of the County Recorder of San Diego County, January 30, 1984.

EXCEPTING THEREFROM all oil, gas, hydrocarbon substances and minerals of every kind and character lying more than 500 feet below the surface, together with the right to drill into, through, and to use and occupy all parts of the site lying more than 500 feet below the surface thereof for any and all purposes incidental to the exploration for any production of oil, gas, hydrocarbon, substances or mineral from the site, but without, however, any right to use or disturb either the surface of the site or any portion thereof within 500 feet of the surface for any purpose or purposes whatsoever.

dated December 7, 1988, entered into by and between Westerra Pacific Associates, a California General Partnership herein sometimes called the "Lessor" and JAYCOR, a California corporation herein called the "Lessee", together with all rentals and sums due and to become due thereunder.

Undersigned does hereby consent that, without further notice and without releasing the liability of Undersigned, Bank may, at its discretion, give grace or indulgence in the collection of all rentals and of all other sums due or to become due on or under the aforesaid Lease Agreement and grant extensions of time for the payment of the same before, at or after maturity. Undersigned warrants that all rental payments and other sums due under said Lease Agreement as well as the right to collect same are hereby vested in Bank; that said
Lease Agreement is genuine; that the said Lessee has capacity to contract; that Undersigned has the right to make this assignment and that the rental payments and other sums due thereunder are free from liens, encumbrances, claims and set offs of every kind whatsoever, and that as of the date hereof, the unpaid balance of rental payments specified in said Lease Agreement is as is set forth in said Lease Agreement.

Undersigned agrees that Bank may proceed against Undersigned directly or independently of the Lessee, and that the cessation of the liability of the Lessee under said Lease Agreement for any reason other than full payment, shall not in any way affect the liability of Undersigned hereunder, nor any extension, forbearance of acceptance, release or substitution of security or any impairment of suspension of Bank's remedies or rights against the Lessee shall not in any way affect the liability of Undersigned hereunder.

Bank does not assume any of the obligations arising under said Lease Agreement, and Lessor does hereby covenant and agree (a) to keep and perform all of the obligations of the Lessor under said Lease Agreement and to save Bank harmless from the consequences of any failure so to do; (b) to preserve the subject property free and clear of liens and encumbrances, except to or with the consent of Bank; (c) to neither consent to or enter into any alteration, amendment, cancellation, renewal or extension of said Lease Agreement without first having obtained the written consent of Bank.

The Lessor hereby irrevocably constitutes and appoints Bank its true and unlawful attorney to demand, receive and enforce payment and to give receipts, releases and satisfactions, and to sue for all sums payable either in the name of the Lessor, or in the name of the Bank, with the same force and effect as Lessor could do if this assignment had not been made.

Lessor hereby represents and warrants to Bank that it is the lawful owner of the above-described Lease and all rights and interests therein, and that will not assign any other interest in the Lease.

Notice of this assignment may be given to the Lessee at any time at Bank's option. In the event any payment or payments upon said Lease are made to Lessor, Lessor agrees promptly to transmit such payment or payments to Bank in the same form as it is received by Lessor except that Lessor will endorse checks so received which are payable to Lessor.

The Undersigned is obligated to Bank for the payment of an indebtedness, which is evidenced by a certain Promissory Note dated September 1, 1989 in the amount of $17,500,000.00 as well as any other obligation of the Undersigned to Bank arising out of the loan transaction, and although this Assignment is absolute and unconditional, by acceptance of this Assignment. Bank agrees that it will not exercise any of its rights hereunder unless or until there shall be a default under the terms of said Promissory Note, the Building Loan Agreement, if any, or any instrument securing said Note.

In the event the Undersigned fails to perform any of the covenants or agreements herein contained or any of the warranties or representations herein contained proved to be untrue, then Bank, at its option, may accelerate any indebtedness secured hereby and demand that payment in full immediately be made.

This assignment is irrevocable and shall remain in full force and effect until and unless either of the following shall occur: (1) payment in full of the indebtedness secured hereby; or (2) execution by Bank of a written release of this assignment.

Whenever the context so requires, the singular number includes the plural.

Dated at   San Diego     CA      this    1st   day of     September  ,  19 89
        -------------------------    ----------      ----------------     ----
             City      State

Westerra Pacific Associates, a California
General Partnership
-----------------------------------------   ------------------------------------

By:     /s/ EDWARD B. ROMANOW, JR.
-----------------------------------------   ------------------------------------

 Edward B. Romanow, Jr., General Partner
-----------------------------------------   ------------------------------------

By:     /s/ E. STEVENS HAMILTON
-----------------------------------------   ------------------------------------

  E. Stevens Hamilton, General Partner
-----------------------------------------   ------------------------------------

By: Westerra Executives, Ltd., a California
    Limited Partnership, General Partner
-----------------------------------------   ------------------------------------

    By: /s/ EDWARD B. ROMANOW, JR.
-----------------------------------------   ------------------------------------
 Edward B. Romanow, Jr., General Partner




                       (ATTACH NOTARIAL ACKNOWLEDGEMENT)


Jaycor, a California corporation hereby assumes the obligations of Borrower hereunder and agrees to be bound by the terms and conditions of this agreement.

Jaycor, a California corporation

BY:
   --------------------------------------

STATE OF CALIFORNIA )
                    ) SS.
COUNTY OF SAN DIEGO )

On September 8, 1989, before me, the undersigned, a Notary Public in and for said State, personally appeared Edward B. Romanow, Jr. personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as one of the partners of Western Pacific Associates the partnership that executed the within instrument, and a partnership, and that said last named partnership executed the same.

WITNESS my hand and official seal.

Signature       /s/ KARIN MARIE LOMAX                   [SEAL]
         ----------------------------------------

(Partnership)

STATE OF CALIFORNIA )
                    ) SS.
COUNTY OF SAN DIEGO )

On September 8, 1989, before me, the undersigned, a Notary Public in and for said State, personally appeared Edward B. Romanow, Jr. personally known to me (or proved to me on the basis of satisfactory evidence) that executed the within instrument, and acknowledged to me that such partnership executed the same.

WITNESS my hand and official seal.

Signature       /s/ KARIN MARIE LOMAX                   [SEAL]
         ----------------------------------------
               Karin Marie Lomax
-------------------------------------------------
            Name (Typed or Printed)

(Partnership)

STATE OF CALIFORNIA )
                    ) SS.
COUNTY OF SAN DIEGO )

On September 8, 1989, before me, the undersigned, a Notary Public in and for said State, personally appeared E. Sevens Hamilton personally known to me (or proved to me on the basis of satisfactory evidence) to be one of the partners of the partnership that executed the within instrument, and acknowledged to me that such partnership executed the same.

WITNESS my hand and official seal.

Signature       /s/ KARIN MARIE LOMAX                   [SEAL]
         ----------------------------------------
               Karin Marie Lomax
-------------------------------------------------
            Name (Typed or Printed)

Union                         ------------------                ----------------
Bank                          SECURITY AGREEMENT                CHATTEL MORTGAGE
                              ------------------                ----------------

This Agreement executed at San Diego, California, on September 1, 1989, by
         Westerra Pacific Associates, A California General Partnership
         -------------------------------------------------------------
                         INSERT OWNER(S) OF COLLATERAL

(herein called "Debtor"), as security for the payment and performance of all of Debtor's obligations to UNION BANK (herein called "Bank"), irrespective of the manner in which or the time at which such obligations arose or shall arise, and whether direct or indirect, alone or with others, absolute or contingent, Debtor does hereby grant a continuing security interest to Bank in all personal property (herein called "Collateral"), whether now or hereafter owned or in existence described as

A.      MOTOR VEHICLES:
--------------------------------------------------------------------------------
YEAR   TRADE NAME   BODY TYPE   SERIAL NUMBER  NEW OR USED   NUMBER OF CYLINDERS




--------------------------------------------------------------------------------
B.      OTHER:
--------------------------------------------------------------------------------

     "All articles of personal property and any additions to, substitutions for, changes in or replacements of the whole or any part thereof, now or at any time hereafter, affixed to, attached to, placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the real property located "Legal description attached hereto and made a part hereof marked exhibit A", or any portion thereof and owned by the undersigned or in which the undersigned has now or hereafter acquires an interest and all building materials and equipment now or hereafter delivered to said premises and intended to be installed or placed in or about said premises, together with the proceeds, including insurance proceeds, thereof".

--------------------------------------------------------------------------------

The Collateral described above will be maintained at ___________________________

________________________________________________________________________________

C. ALL PERSONAL PROPERTY OF ANY KIND WHICH IS DELIVERED TO OR IN THE POSSESSION OR CONTROL OF BANK OR ITS AGENTS;

D. PROCEEDS OF ANY OF THE ABOVE-DESCRIBED PROPERTY. The grant of a security interest in proceeds does not imply the right of Debtor to sell or dispose of any Collateral described herein without the express consent in writing by Bank.

The maximum amount of indebtedness to be secured at any one time is unlimited
unless an amount is inserted here _____________________________ ($           ).
                                        MAXIMUM AMOUNT

(To be completed only if an accommodation) _____________________________________

________________________________________________________________________________
                         INSERT OWNER(S) OF COLLATERAL

By executing this Agreement as an Accommodation Debtor only and his liability is limited to the security interest created in Collateral described herein.

The Debtor being accommodated is _______________________________________________

All terms and conditions on the reverse side hereof are incorporated herein as though set forth in full.

                                        See Exhibit "B" attached hereto and made
                                        a part hereof by this reference
                                        ________________________________________

           AFFIX                        ________________________________________

         CORPORATE                      ________________________________________

            SEAL                        ________________________________________

                                        ________________________________________

                                   AGREEMENT

1. The term credit is used throughout this Agreement in its broadest and most comprehensive sense. Credit may be granted at the request of any one Debtor without further authorization or notice to any other Debtor, including an Accommodation Debtor. Collateral shall be security for all obligations of Debtor to Bank in accordance with the terms and conditions herein.

2. Debtor will: (a) execute such Financing Statement and other documents and do such other acts and things, all as Bank may from time to time require, to establish and maintain a valid security interest in Collateral, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Bank; (b) pay promptly when due all indebtedness to Bank;
(c) furnish Bank such information concerning Debtor and Collateral as Bank may from time to time request, including but not limited to current financial statements; (d) keep Collateral separate and identifiable and at the location described herein and permit Bank and its representatives to inspect Collateral and/or records pertaining thereto from time to time during normal business hours; (e) not sell, assign or create or permit to exist any lien on or security interest in Collateral in favor of anyone other than the Bank unless Bank consents thereto in writing and at Debtor's expense upon Bank's request remove any unauthorized lien or security interest and defend any claim affecting the Collateral; (f) pay all charges against Collateral prior to delinquency including but not limited to taxes, assessments, encumbrances, insurance and diverse claims, and upon Debtor's failure to do so Bank may pay any such charge as it deems necessary and add the amount paid to the indebtedness of Debtor hereunder; (g) reimburse Bank for any expenses including but not limited to reasonable attorneys' fees and legal expenses incurred by Bank in seeking to protect, collect or enforce any rights in Collateral; (h) when required, provide insurance in form and amounts and with companies acceptable to Bank and when required assign the policies or the rights thereunder to Bank; (i) maintain Collateral in good condition and not use Collateral for any unlawful purpose; (j) at its own expense, upon request of Bank, notify any parties obligated to Debtor on any Collateral to make payment to Bank and Debtor hereby irrevocably grants Bank power of attorney to make said notifications and collections; (k) and does hereby authorize Bank to perform any and all acts which Bank in good faith deems necessary for the protection and preservation of Collateral or its value or Bank's security interest therein, including transferring any Collateral into its own name and receiving the income thereon as additional security hereunder. Bank may not exercise any right under any corporate security which might constitute the exercise of control by Bank so as to make any such corporation an affiliate of Bank within the meaning of the banking laws until after default.

3. The term default shall mean the occurrence of any of the following events:
(a) non-payment of any indebtedness when due or non-performance of any obligation when due, whether required hereunder or otherwise; (b) deterioration or impairment of the value of Collateral; (c) non-performance by Debtor under this Agreement, default by Debtor of any other agreements with Bank dealing with the extension of credit or with debt owing Bank or any misrepresentation of Debtor or its representative to Bank whether or not contained herein; (d) a change in the composition of any Debtor which is a business entity; or (e) belief by Bank in good faith that there exists, or the actual existence of, any deterioration or impairment in the ability of Debtor to meet its obligations to Bank.

4. Whenever a default exists, Bank, at its option may: (a) without notice accelerate the maturity of any part or all of the secured obligations and terminate any agreement for the granting of further credit to Debtor; (b) sell, lease or otherwise dispose of Collateral at public or private sale; unless Collateral is perishable and threatens to decline speedily in value or is a type customarily sold on a recognized market, Bank will give Debtor at least five (5) days' prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition may be made; (c) transfer any Collateral into its own name or that of its nominee;
(d) retain Collateral in satisfaction of obligations secured hereby, with notice of such retention sent to Debtor as required by law; (e) notify any parties obligated on any Collateral consisting of accounts, instruments, chattel paper, chooses in action or the like to make payment to Bank and enforce collection of any Collateral herein; (f) require Debtor to assemble and deliver any Collateral to Bank at a reasonable convenient place designated by Bank; (g) apply all sums received or collected from or on account of Collateral including the proceeds of any sales thereof to the payment of the costs and expenses incurred in preserving and enforcing rights of Bank including but not limited to reasonable attorneys' fees, and indebtedness secured hereby in such order and manner as Bank in its sole discretion determines; Bank shall account to Debtor for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Bank and has furnished proof to Bank as requested in the manner provided by law; in like manner, Debtor, unless an Accommodation Debtor only, agrees to pay to Bank without demand any deficiency after any Collateral has been disposed of and proceeds applied as aforesaid; and (h) exercise its Banker's lien or right of setoff in the same manner as though the credit were unsecured. Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of California in any jurisdiction where enforcement is sought, whether in California or elsewhere. All rights, powers and remedies of Bank hereunder shall be cumulative and not alternative. No delay on the part of Bank in the exercise of any right or remedy shall constitute a waiver thereof and no exercise by Bank of any right or remedy shall preclude the exercise of any other right or remedy or further exercise of the same remedy.

5. Debtor waives: (a) all right to require Bank to proceed against any other person including any other Debtor hereunder or to apply any Collateral Bank may hold at any time or to pursue any other remedy; Collateral, endorsers or guarantors may be released, substituted or added without affecting the liability of Debtor hereunder; (b) the defense of the Statute of Limitations in any action upon any obligations of Debtor secured hereby; (c) if he is an Accommodation Debtor, all rights under Uniform Commercial Code Section 9112; and (d) any right of subrogation and any right to participate in Collateral until all obligations hereby secured have been paid in full.

6. Debtor warrants: (a) that it is or will be the lawful owner of all Collateral free of all claims, liens or encumbrances whatsoever, other than the security interest granted pursuant hereto; (b) all information, including but not limited to financial statements furnished by Debtor to Bank heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (c) if Debtor is a business entity, the execution, delivery and performance hereof are within its powers and have been duly authorized.

7. The right of Bank to have recourse against Collateral shall not be affected in any way by the fact that the credit is secured by a mortgage, deed of Trust or other lien upon real property.

8. Debtor may terminate this Agreement at any time upon written notice to Bank of such termination; provided, however, that such termination shall not affect his obligations then outstanding, any extensions or renewals thereof, nor the security interest granted herein which shall continue until such outstanding obligations are satisfied in full. Such termination shall not affect the obligations of other Debtors if more than one executes this Agreement.

9. If more than one Debtor executes this Agreement, the obligations hereunder are joint and several. All words used herein in the singular shall be deemed to have been used in the plural when the context and construction so require. Any married persons who sign this Agreement expressly agree that recourse may be had against his/her separate property for all of his/her obligations to Bank.

10. This Agreement shall inure to the benefit of and bind Bank, its successors and assigns and each of the undersigned, their respective heirs, executors, administrators and successors in interest. Upon transfer by Bank of any part of the obligations secured hereby, Bank shall be fully discharged from all liability with respect to Collateral transferred therewith.

11. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be prohibited or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such or the remaining provisions of this Agreement.

                                  EXHIBIT "A"

Lot 6 of EASTGATE TECHNOLOGY PARK UNIT NO. 1, in the City of San Diego, County of San Diego, State of California, according to Map thereof No. 10830, filed in the Office of the County Recorder of San Diego County, January 30, 1984.




                                            [initial here]    [initial here]

                                  EXHIBIT "B"


WESTERRA PACIFIC ASSOCIATES, a California
General Partnership

By:  /s/ EDWARD B. ROMANOW
     --------------------------------------
     Edward B. Romanow, Jr. General Partner


By:  /s/ E. STEVEN HAMILTON
     --------------------------------------
     E. Steven Hamilton, General Partner


By:  Westerra Executives, Ltd., a California
     Limited Partnership, General Partner


By:  /s/ EDWARD B. ROMANOW
     --------------------------------------
     Edward B. Romanow, Jr. General Partner


Jaycor, a California corporation hereby assumes the obligations of Borrower hereunder and agrees to be bound by the terms and conditions of this agreement.


Jaycor, a California corporation


By:
   ------------------------------

[UNION BANK LETTERHEAD]



September 1, 1989


WESTERRA PACIFIC ASSOCIATES
5405 Morehouse Drive, Suite 330
San Diego, CA. 92121

Gentlemen:

This refers to your Promissory Note dated September 1, 1989 in the principal amount of $17,500,000.00. The term of said note is eighteen months. It is our understanding that, subject to there then being no default in said loan as evidenced by the loan documents, including but not limited to said Promissory Note and the Deed of Trust securing same, no substantial deterioration, in our sole judgement, of your financial condition we agree to extend said Note for three six-month periods. The first extension shall be six months from the original maturity. The second extension shall be six months from the maturity of the first extension. The third shall be six months from the maturity of the second extension. Each such extension shall be at a rate which is three-quarters (.75%) per annum in excess of the then Union Bank reference rate of interest, adjusted daily, on the principal balance of said note at the time of said extension.

In consideration for extending the maturity date of said loan, an extension fee of 1/4 of 1% of the commitment outstanding will be charged for each six month extension.

Borrower agrees to the necessary expenses incurred for recording charges and for those appropriate title endorsements required by Bank.

If this is in accordance with your understanding of our agreement, please execute the enclosed copy of this letter and return it to us.

sincerely,

UNION BANK,
a California Corporation

By:     /s/ JACK P. WEBSTER
   -------------------------------------------
   Jack P. Webster, Sr. Vice President

By:     /s/ J. CURTIS FORNAL
   -------------------------------------------
   J. Curtis Fornal, Vice President


ACCEPTED AND APPROVED:


WESTERRA PACIFIC ASSOCIATES,
a California General Partnership

By:     /s/ EDWARD B. ROMANOW, JR.
   -------------------------------------------
    Edward B. Romanow, Jr., General Partner

By:     /s/ E. STEVENS HAMILTON
   -------------------------------------------
    E. Stevens Hamilton, General Partner

By: Westerra Executives Ltd., a California
    Limited Partnership, General Partner

    By:    /s/ EDWARD B. ROMANOW, JR.
       ---------------------------------------
        Edward B. Romanow Jr., General Partner

UNION                                                      LOAN NUMBER
BANK               AMENDMENT AGREEMENT                       4160115-647-000647
                                                           DATE
                                                             May 23, 1991

The undersigned Borrower(s) and Union Bank agree that that certain note for $17,500,000.00, dated September 1, 1989, executed by WESTERRA PACIFIC ASSOCIATES, a California General Partnership upon which there remains unpaid a disbursed principal balance of $15,182,645.39 and upon which interest has been paid to May 1, 1991, and $315,275.10 which is undisbursed, said note being secured by a Deed of Trust recorded on September 11, 1989 as Instrument No. 89-488385. Official Records, in the office of the County Record of San Diego County, California, be and the same is hereby amended as follows:

                The date of maturity is amended from March 11, 1991 to September 11, 1991.

                Effective March 11, 1991, the interest rate is amended from three-quarters of a percent (.75%) to One and Three Eights percent (1.375%) per annum in excess of the Union Bank Reference Rate.

                Undisbursed funds in the amount of $315,275.10 will hereby be cancelled and not disbursed under this loan commitment.

In consideration of the foregoing amendment, each of the undersigned Borrower(s) assumes and agrees (whether or not an original maker of the note) to pay the indebtedness evidenced by said note as hereby amended and to perform each and all of the conditions and covenants required to be performed by the Trustor pursuant to said Deed of Trust.

In all other respects, the Promissory Note and Deed of Trust described above shall remain in full force and effect in accordance with their original terms and conditions. The foregoing amendment shall be subject to all of the conditions and covenants expressed in said Promissory Note or in said Deed of Trust including among others those providing for the acceleration of maturity and for the enforcement of the provisions of said Promissory Note and said Deed of Trust in the event of default in the performance of any obligation, which provisions relating to default and/or acceleration shall be applicable to obligations hereby amended as well as to obligations not so amended.

In order to induce Union Bank to execute this agreement, the undersigned Borrower(s) represents and warrants that title to the real property described in said Deed of Trust is now vested in WESTERRA PACIFIC ASSOCIATES, a California General Partnership subject only to those matters existing at the time of recordation of said Deed of Trust, current taxes, and the following:

                None

and that no one other than the undersigned Borrower(s) has any interest in said real property except as hereinabove set forth.

IN WITNESS WHEREOF, the parties hereto have executed this agreement the day and year first hereinabove written.

--------------------------------------   --------------------------------------
            UNION BANK                                  BORROWER(S)
--------------------------------------   --------------------------------------


By /s/   J. CURTIS FORNAL                See Reverse For Signatures
--------------------------------------   --------------------------------------
  J. Curtis Fornal, Vice President

By  /s/  KEVIN SIMMONS
--------------------------------------   --------------------------------------
   Kevin Simmons, Account Officer
                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------
-------------------------------------------------------------------------------
    EACH OF THE UNDERSIGNED AGREES AND CONSENTS TO THE FOREGOING AMENDMENT.
-------------------------------------------------------------------------------

 /s/    EDWARD M. ROMANOW, JR.
--------------------------------------   --------------------------------------
      Edward B. Romanow, Jr.

--------------------------------------   --------------------------------------

--------------------------------------   --------------------------------------

--------------------------------------   --------------------------------------

WESTERRA PACIFIC ASSOCIATES,
a California General Partnership


By:   /s/  EDWARD B. ROMANOW, JR.
    ---------------------------------
      Edward B. Romanow, Jr.,
      General Partner

By: WESTERRA EXECUTIVES, LTD.,
    a California limited partnership,
    General Partner

    By:  /s/  EDWARD B. ROMANOW, JR.
       ------------------------------
       Edward B. Romanow, Jr.,
       General Partner

By: Romanow Family Partners, L.P.,
    a California limited partnership,
    General Partner

    By:  /s/  EDWARD B. ROMANOW, JR.
       -------------------------------
       Edward B. Romanow, Jr.,
       General Partner


Jaycor, a California corporation hereby assumes the obligations of Borrower hereunder and agrees to be bound by the terms and conditions of this agreement.

Jaycor, a California corporation



By:
   ------------------------------

UNION BANK
AND WHEN RECORDED, MAIL TO

UNION BANK
4660 La Jolla Village Drive #930
San Diego, CA 92122
ATTN: E. Stagnaro

                                    [STAMP]

                              AMENDMENT AGREEMENT
                       PROMISSORY NOTE AND DEED OF TRUST
                                  (SHORT FORM)


                                                Dated: May 23, 1991


The undersigned agree that the following documents: (i) that certain note dated September 1, 1989, in the original principal amount of $17,500,000.00 and
(ii) Deed of Trust securing same executed by WESTERRA PACIFIC ASSOCIATES,* as Trustor on September 11, 1989 as Instrument No. 89-488385 in the Official Records in the Office of the County Recorder of San Diego County, California, be and the same are amended upon the terms and conditions set forth in that certain Amendment Agreement between the undersigned dated May 23, 1991. Said Amendment Agreement is by this reference incorporated herein and made a part hereof.

               UNION BANK                         TRUSTOR(S)

                                           WESTERRA PACIFIC ASSOCIATES,
By:  /s/  J. CURTIS FORNAL                 a California General Partnership
   -----------------------------------     ------------------------------------
   J. Curtis Fornal, Vice President
                                           By:  /s/  EDWARD B. ROMANOW, JR.
                                              ---------------------------------
                                              Edward B. Romanow, Jr.,
                                              General Partner

By:  /s/  KEVIN SIMMONS
   -----------------------------------     ------------------------------------
   Kevin Simmons, Account Officer          By: WESTERRA EXECUTIVES, LTD.,
                                               a California limited partnership,
                                               General Partner

* a California General Partner                  By:  /s/ EDWARD B. ROMANOW, JR.
                                                     ---------------------------
                                                     General Partner

                                           By: Romanow Family Partners, L.P.
                                               ---------------------------------
                                               a California limited partnership,
                                               General Partner

                                               By:  /s/  EDWARD B. ROMANOW, JR.
                                                   -----------------------------
                                                   Edward B. Romanow, Jr.,
                                                   General Partner


State of California  )
                     )
County of San Diego  )


On June 28, 1991, before me, Cheryl L. Bria, Notary Public, personally appeared
J. Curtis Fornal, Vice President, and Kevin Simmons, Account Officer, respectfully, of Union Bank, personally known to me to be the person(s) whose name(s) are subscribed to he within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature:  /s/ CHERYL L. BRIA
            -------------------

                         [OFFICIAL NOTARY PUBLIC SEAL]

Jaycor, a California corporation hereby assumes the obligations of Borrower hereunder and agrees to be bound by the terms and conditions of this agreement.

Jaycor, a California corporation


BY:
   ----------------------------

SUPERSEDES AND AMENDS LETTER DATED
SEPTEMBER 1, 1989

May 23, 1991


WESTERRA PACIFIC ASSOCIATES
605 Countess Drive
Yardley, P.A. 19067

Gentlemen:

This refers to your Promissory Note dated September 1, 1989 in the principal amount of $17,500,000.00. The maturity of said loan is March 11, 1991. It is our understanding that, subject to there then being no default in said loan as evidenced by the loan documents, including but not limited to said Promissory Note and the Deed of Trust securing same, no substantial deterioration, in our sole judgement, of your financial condition, and we are in receipt of an amendment to the existing $1,000,000.00 Letter of Credit extending the maturity date of said Letter of Credit, we agree to extend said Note for three six month periods. The first extension shall be from March 11, 1991 to September 11, 1991. The second extension shall be from September 11, 1991 to March 11, 1992. The third extension shall be from March 11, 1992 to September 11, 1992. Each such extension shall be at a rate which is One and Three-Eights percent (1.375%) per annum in excess of the then Union Bank reference rate of interest, adjusted daily, on the principal balance of said note at the time of said extension.

In extending the maturity date of said loan, there will not be an extension fee charged for each six month extension.

Borrower agrees to the necessary expenses incurred for recording charges and for those appropriate title endorsements required by Bank.


SEE REVERSE FOR SIGNATURES

WESTERRA PACIFIC ASSOCIATES,
a California General Partnership

By: /s/ EDWARD B. ROMANOW, JR.
   -----------------------------------------
    Edward B. Romanow, Jr., General Partner

By: WESTERRA EXECUTIVES, LTD., a
    California limited partnership,
    General Partner

    By: /s/ EDWARD B. ROMANOW, JR.
       -------------------------------------
        Edward B. Romanow, Jr.,
        General Partner

By: Romanow Family Partners, L.P., a
    California limited partnership
    General Partner

    By: /s/ EDWARD B. ROMANOW, JR.
       -------------------------------------
        Edward B. Romanow, Jr.,
        General Partner

                                                -----------------------------
                                                LOAN NUMBER
                                                 4160115-647-000647
  UNION          AMENDMENT AGREEMENT            -----------------------------
  BANK                                          DATE
                                                 September 4, 1991
                                                -----------------------------

The undersigned Borrower(s) and Union Bank agree that that certain note for $17,500,000.00, dated September 1, 1989*, executed by WESTERRA PACIFIC ASSOCIATES, a California General Partnership upon which there remains unpaid a disbursed principal balance of $15,182,645.39 and upon which interest has been paid to July 1, 1991, and $-0- which is undisbursed, said note being secured by a Deed of Trust recorded on September 11, 1989 as Instrument No. 89-488385, Official Records, in the office of the County Recorder of San Diego County, California, be and the same is hereby amended as follows:

The date of maturity is amended from September 11, 1991 to March 11, 1992.

In consideration of the foregoing amendment, each of the undersigned Borrower(s) assumes and agrees (whether or not an original maker of the note) to pay the indebtedness evidenced by said note as hereby amended and to perform each and all of the conditions and covenants required to be performed by the Trustor pursuant to said Deed of Trust.

In all other respects, the Promissory Note and Deed of Trust described above shall remain in full force and effect in accordance with their original terms and conditions. The foregoing amendment shall be subject to all of the conditions and covenants expressed in said Promissory Note or in said Deed of Trust including among others those providing for the acceleration of maturity and for the enforcement of the provisions of said Promissory Note and said Deed of Trust in the event of default in the performance of any obligation, which provisions relating to default and/or acceleration shall be applicable to obligations hereby amended as well as to obligations not so amended.

In order to induce Union Bank to execute this agreement, the undersigned Borrower(s) represents and warrants that title to the real property described in said Deed of Trust is now vested in WESTERRA PACIFIC ASSOCIATES, a California General Partnership subject only to those matters existing at the time of recordation of said Deed of Trust, current taxes, and the following:

        None

and that no one other than the undersigned Borrower(s) has any interest in said real property except as hereinabove set forth.

IN WITNESS WHEREOF, the parties hereto have executed this agreement the day and year first hereinabove written.


            UNION BANK                                BORROWER(S)

By  /s/ JACK F. WEBSTER                   See Reverse for Signatures
  -------------------------------------   ------------------------------------
   Jack F. Webster, Sr. Vice President    INITIAL
                                           HERE
By /s/ KEVIN SIMMONS                       [SIG]
  -------------------------------------   ------------------------------------
   Kevin Simmons, Account Officer
                                          ------------------------------------
* And amended by that certain Amendment
Agreement dated May 23, 1991.             ------------------------------------

                                          ------------------------------------

                                          ------------------------------------

                                          ------------------------------------

                                          ------------------------------------

    EACH OF THE UNDERSIGNED AGREES AND CONSENTS TO THE FOREGOING AMENDMENT.

   /s/ EDWARD B. ROMANOW, JR.
---------------------------------------   ------------------------------------
   Edward B. Romanow, Jr.

---------------------------------------   ------------------------------------

---------------------------------------   ------------------------------------

---------------------------------------   ------------------------------------

WESTERRA PACIFIC ASSOCIATES,
  California General Partnership

By: /s/ EDWARD B. ROMANOW, JR.
   ----------------------------------------
    Edward B. Romanow, Jr., General Partner

By: WESTERRA EXECUTIVES, LTD., a
    California limited partnership,
    General Partner

    By: /s/ EDWARD B. ROMANOW, JR.
       ------------------------------------
        Edward B. Romanow, Jr.,
        General Partner

By: Romanow Family Partners, L.P., a
    California limited partnership
    General Partner

    By: /s/ EDWARD B. ROMANOW, JR.
       ------------------------------------
        Edward B. Romanow, Jr.,
        General Partner


Jaycor, a California corporation hereby assumes the obligations of Borrower hereunder and agrees to be bound by the terms and conditions of this agreement.

Jaycor, a California corporation

BY:
   ----------------------------------

                  RECORDING REQUESTED BY                        DOC # 1991-0629258
                    FOUNDERS TITLE CO.                        06-DEC-1991   08:00 AM
                        UNION BANK
                AND WHEN RECORDED, MAIL TO                       OFFICIAL RECORDS
                                                         SAN DIEGO COUNTY RECORDER'S OFFICE
Name            UNION BANK                                ANNETTE EVANS, COUNTRY RECORDER
                                                         RF:    5.00    FEES:   11.00
Street          4660 La Jolla Village Drive #930         AF:    5.00
Address                                                  MF:    1.00

City            San Diego, CA 92122
State
Zip             ATTN:   E. STAGNARO                  SPACE ABOVE THIS LINE FOR RECORDER'S USE
---------------------------------------------------------------------------------------------


                              AMENDMENT AGREEMENT
                       PROMISSORY NOTE AND DEED OF TRUST

                                  (SHORT FORM)

                                                Dated:  September 4, 1991

The undersigned agree that the following documents: (i) that certain note dated September 1, 1989, in the original principal amount of $17,500,000.00* and (ii) Deed of Trust securing same executed by WESTERRA PACIFIC ASSOCIATES, ** as Trustor recorded on September 11, 1989 as Instrument No. 89-488385 in the Official Records in the Office of the County Recorder of San Diego County, California, be and the same are amended upon the terms and conditions set forth in that certain Amendment Agreement between the undersigned dated September 4, 1991. Said Amendment Agreement is by this reference incorproated herein and made a part hereof.

                UNION BANK                              TRUSTOR(S)

By /s/  JACK P. WEBSTER                         See Reverse For Signatures
   ------------------------------------         --------------------------
   Jack P. Webster, Sr. Vice President
                                                        [INITIAL]
By /s/  KEVIN SIMMONS
   ------------------------------------         --------------------------
   Kevin Simmons, Account Officer
                                                --------------------------

   * And amended by that certain Amendment -------------------------- Agreement dated May 23, 1991.
                                                --------------------------
   ** a California General Partnership
                                                --------------------------


State of California     )
                        )
County of San Diego     )

        On october 22, 1991 before me, Estelle Stagnaro, a Notary Public, pesonally appeared Jack P. Webster, Sr. Vice President and Kevin Simmons, Account Officer, respectively of Union Bank personally known to me to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

Signature   /s/  ESTELLE STAGNARO                       [SEAL]
           -----------------------------

WESTERRA PACIFIC ASSOCIATES,
a California General Partnership

By:  EDWARD B. ROMANOW
     --------------------------------------
     Edward B. Romanow, Jr. General Partner


By:  WESTERRA EXECUTIVES, LTD., a
     California Limited partnership,
     General Partner


By:  EDWARD B. ROMANOW
     --------------------------------------
     Edward B. Romanow, Jr.
     General Partner


By:  Romanow Family Partners, L.P. a
     California Limited partnership,
     General Partner


By:  EDWARD B. ROMANOW
     --------------------------------------
     Edward B. Romanow, Jr.
     General Partner


Jaycor, a California corporation hereby assumes the obligations of Borrower hereunder and agrees to be bound by the terms and conditions of this agreement.


Jaycor, a California corporation


By:
   ------------------------------

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

LOEB AND LOEB
1000 Wilshire Boulevard, Suite 1800
Los Angeles, California 90017

Attention: Richard M. Johnson, Jr., Esq.

--------------------SPACE ABOVE THIS LINE FOR RECORDER'S USE--------------------


                             MODIFICATION AGREEMENT

        THIS MODIFICATION AGREEMENT ("Agreement"), is made and entered into as of March 11, 1992, by and between UNION BANK, a California corporation ("Lender"), and WESTERRA PACIFIC ASSOCIATES, a California general partnership ("Borrower"), with respect to the following facts:

        A. Lender has heretofore made to Borrower a $17,500,000 loan (the "Loan") evidenced by that certain Note Secured by Deed of Trust (Floating Rate
Note), dated September 1, 1989 in the original principal amount of $17,500,000, executed by Borrower and payable to the order of Lender. Said Note was amended, in certain respects, pursuant to the terms of the following documents executed by Borrower and Lender: (i) Letter Amendment dated September 1, 1989,
(ii) Amendment Agreement dated May 23, 1991, and Amendment Promissory Note and Deed of Trust (Short Form) dated May 23, 1991, and recorded on July 3, 1991, as Instrument No. 1991-0328337, in the Official Records of San Diego County, California (the "Official Records"), (iii) Letter Amendment dated May 23, 1991, and (iv) Amendment Agreement dated September 4, 1991, and Amendment Agreement Promissory Note and Deed of Trust (Short Form) dated September 4, 1991, and recorded on December 6, 1991, as Instrument No. 1991-0629258, in the Official Records. Said Note, as amended, shall be referred to herein as the "Note".

        B. The Note is secured by, among other things, that certain Construction Deed of Trust and Assignment of Rents dated September 1, 1989, executed by Borrower, as Trustor, to Lender as Trustee, in favor of Lender as Beneficiary, and recorded on September 11, 1989, as Instrument No. 89-488385, in the Official Records. Said Deed of Trust was amended, in certain respects, pursuant to the terms of the Letter Amendments and the Amendment Agreements referred to in Recital A above, and as so amended shall be referred to herein as the "Deed of Trust".

        C. The Deed of Trust currently encumbers certain real property, and the improvements thereto, located in San Diego County, California, which property is more particularly described therein (the "Property").

        D. The Note, the Deed of Trust and nay other documents executed by Borrower and/or Lender in connection with the Loan are hereinafter collectively referred to as the "Loan Documents".

        E. In connection with Borrower's execution of the Note, Edward B. Romanow, Jr. executed that certain Continuing Guaranty, dated September 1, 1989, in favor of Lender.

        F. Lender and Borrower desire to modify the terms of the Loan Documents upon the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

        1. Maturity Date. As of the date hereof, the maturity date of the Note (i.e., the date upon which the total unpaid principal balance of the Note and all accrued but unpaid interest thereon shall be due and payable) shall be January 31, 1993 (the "New Maturity Date").

        2. Interest Rate. As of the date hereof, interest on the unpaid principal balance of the Note shall accrue at the per annum rate of one and five-eighths percent (1.625%) in excess of the Reference Rate (as such term is defined in the Note). Borrower shall continue to be obligated to make the monthly interest payments on the Note in accordance with the provisions thereof (i.e., in arrears on the first day of each and every month).

        3. Further Modification of the Deed of Trust. The Deed of Trust is hereby further modified to provide that the "promissory note" referred to therein shall refer to the Note as modified hereby.

        4. Outstanding Principal Balance. Borrower acknowledges that the outstanding principal balance of the Note, as of the date hereof, is $15,182,645.39.


        5. Conditions Precedent. Borrower shall satisfy all the conditions set forth below on or before the Closing Date (as defined herein):

            (a) Borrower shall execute and deliver to Lender four (4) counterpart originals of this Agreement.

            (b) Borrower shall deliver to Lender the written consent to the transactions contemplated by this Agreement of such persons or entities as Lender shall reasonably require.

            (c) Borrower shall execute and deliver to Lender and shall cause its general partners to execute and deliver to Lender, a Release in favor of Lender, in form and substance satisfactory to Lender.

                (d) Borrower shall cause Founders Title Insurance Company to issue such endorsements as Lender shall reasonably require to its ALTA Loan Policy of Title Insurance No. AC883198, including, without limitation, CLTA Endorsement No. 110.5 (with only those exceptions acceptable to Lender) and CLTA Endorsement No. 111.8, insuring the priority of the Lien of the Deed of Trust as of the Closing Date.

                (e) Borrower shall pay to Lender, in immediately available funds, an amount which shall bring current all accrued but unpaid interest due and owing on the Note as of the Closing Date.

                (f) Borrower shall pay to Lender, in immediately available funds, $5,000 of the $10,000 in costs and expenses referred to in Paragraph 8 hereof.

                (g) Borrower shall deliver to Lender the written consent of JAYCOR, a California corporation ("JAYCOR"), and such other persons as Lender shall require, to the transactions contemplated by this Agreement.

                (h) Borrower shall deliver to Lender a true, correct and complete copy of each and every agreement executed by and between JAYCOR and Borrower relating to the Property.

                (i) Borrower shall deliver to Lender a copy of all monthly operating statements, expense reports, balance sheets and other financial reports, relating to the Property prepared by Borrower or on the behalf of Borrower for the period covering the calendar year 1991.

                (j) Borrower shall deliver to Lender either (i) a true, correct and complete current, updated financial statement of Borrower prepared by an independent Certified Public Accountant (the "Financial Statement"), or
(ii) a detailed written statement, certified by Borrower to be true, correct and complete as of the Closing Date, setting forth Borrower's financial condition as of the Closing Date, which statement shall include the same, or substantially similar, type of information that would be set forth in the Financial Statement ("Financial Statement Verification").

                (k) Borrower shall cause each of its general partners to deliver to Lender either (i) a true, correct and complete current, updated financial statement of that general partner prepared by an independent Certified Public Accountant (individually, a "Partner's Financial Statement") or (ii) a detailed written statement, certified by the relevant general partner to be true, correct and complete as of the Closing Date, setting forth that general partner's financial condition as of the Closing Date, which statement shall include the same, or substantially similar, type of information that would be set forth in that Partner's Financial Statement (individually a "Partner's Financial Verification").

                (l) Borrower shall cause to be delivered to Lender such additional documents, financing statements, resolutions, certificates, articles of incorporation, bylaws, certificates of good standing, consents, opinions and other items as Lender may require in order to consummate the transactions contemplated by this Agreement.

         6.      Further Financial Conditions.   Notwithstanding anything to the
contrary contained in any of the Loan Documents, commencing on May 20, 1992, and by the twenty-fifth (25th) day of each month thereafter, Borrower shall deliver, and shall cause its general partners to deliver, to Lender a monthly update of the Financial Statement or Financial Statement Verification (as applicable) and a monthly update of each Partner's Financial Statement or Partner's Financial Verification. Such monthly financial updates shall cover the immediately preceding month and shall include, without limitation, the cash balances of the Borrower and its general partners, a reconciliation of any change in said cash balances, receipts and expenditures of the Borrower, and any other information which Lender may reasonably require from time to time.

         7.      Closing Date.   The term "Closing Date" as used herein shall
mean April 27, 1992, or such earlier or later date as may be agreed to in writing by all the parties hereto.

         8. Costs. Borrower shall pay to the Lender the sum of $10,000 to cover a portion of the costs and expenses incurred by Lender in connection herewith, as follows: (a) $5,000 on or before the Closing Date, and (b) $5,000 on or before the New Maturity Date or the date upon which the Loan is paid in full, whichever is earlier.

         9. Notice. Notwithstanding anything to the contrary contained in the Loan Documents, all communications, notices and demands of any kind which any party hereto may be required or may desire to serve upon any other party shall be in writing and shall be personally served upon such party, mailed by United States registered or certified mail, postage prepaid, return receipt requested, or sent by a locally recognized courier service for same day or next day delivery, to be confirmed in writing by such courier, addressed as follows:

        If to Lender:           Union Bank
                                San Diego Construction
                                  Loan Center
                                4660 La Jolla Village Drive
                                Suite 930
                                San Diego, California 92122
                                Attention: Mr. Kevin Simmons,
                                           Assistant Vice President

        With a copy to:         Loeb and Loeb
                                1000 Wilshire Boulevard
                                Suite 1800
                                Los Angeles, California 90017
                                Attention: Richard M. Johnson, Jr., Esq.

        If to Borrower: Westerra Pacific Associates
                        c/o Total Care
                        375 Morris Road
                        Box 200
                        Westpoint, Pennsylvania 19486
                        Attention: Mr. E.B. Romanow

        With a copy to: Robbins & Keehn
                        530 B Street
                        Suite 1700
                        San Diego, California 92101
                        Attention: Arlington Ray
                                   Robbins, Esq.

        Any party may change its address by giving the other parties written notice of its new address as herein provided. Notices given in the manner aforesaid shall be deemed delivered when actually received or refused by the party to whom sent, unless such notice is mailed as aforesaid, in which event such notice shall be deemed complete on the day of actual delivery as shown by the return receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever first occurs.

        10. Reaffirmation of Obligations. Borrower hereby ratifies and reaffirms all its obligations, representations and warranties under the Loan Documents, as amended by this Agreement and agrees to pay the indebtedness evidenced by the Loan Documents according to the terms and provisions thereof, as hereby modified. Except as hereby modified, all of the terms, covenants and provisions of the Note, the Deed of Trust and the related Loan Documents shall remain in full force and effect. Without limiting the generality of the foregoing, Borrower hereby expressly acknowledges and agrees that, as of the date of the Closing Date, Borrower does not have any offsets, claims or defenses whatsoever against any of its obligations under the Note, the Deed of Trust or any of the other Loan Documents.

        11. Entire Agreement. This Agreement contains the entire understanding between Lender and Borrower with respect to the subject matter hereof and shall not be amended except by a writing signed by all the parties hereto.

        12. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns.

        13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any State of California or Federal Court sitting in the city of San Diego over any suit, action or proceeding arising out of or related to this Agreement or any of the Loan Documents.

        14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

        15. Representation by Counsel. Borrower has retained counsel to represent it in the transaction contemplated herein; Borrower has read and understands this Agreement; and Borrower has been advised by its counsel with respect to its rights and obligations under this Agreement; and the principle of construction against draftsmen shall have no application in the interpretation of this Agreement.

        16. Waiver of Trial by Jury. BORROWER HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY OF THE PARTIES TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER EXECUTING THIS AGREEMENT.

                [SIG]
        --------------------------
        Borrower

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.

                                        "Lender"

                                        UNION BANK, a
                                        California corporation

                                        By: /s/ JACK P. WEBSTER
                                           ----------------------------------
                                            Jack P. Webster,

                                           Its: Sr. Vice President
                                               ------------------------------

                                        By: /s/ KEVIN SIMMONS
                                           ----------------------------------
                                            Kevin Simmons,

                                           Its: Assistant Vice President
                                               ------------------------------

                                        "Borrower"

                                        WESTERRA PACIFIC ASSOCIATES, a
                                        California general partnership

                                        By: /s/ EDWARD B. ROMANOW, JR.
                                           ----------------------------------
                                            Edward B. Romanow, Jr.,
                                            general partner

                                        By: Romanow Family Partners, L.P.,
                                            a California limited
                                            partnership, general partner

                                            By: /s/ EDWARD B. ROMANOW, JR.
                                               ------------------------------
                                                Edward B. Romanow, Jr.,
                                                general partner



Jaycor, a California corporation hereby assumes the obligations of Borrower hereunder and agrees to be bound by the terms and conditions of this agreement.

Jaycor, a California corporation

BY:
   ------------------------------------------

                               CONSENT OF JAYCOR

        JAYCOR, a California corporation ("JAYCOR") hereby consents to that certain Modification Agreement (the "Agreement") dated as of March 11, 1992, by and between Union Bank, a California corporation, as Lender, and Westerra Pacific Associates, a California general partnership ("Westerra Pacific"), as Borrower, and hereby acknowledges and agrees that the lien of the Deed of Trust (as defined in the Agreement), as modified by the Agreement, shall remain prior and superior to that certain amended and restated lease dated June 16, 1990, and the leasehold interest created thereby, by and between Westerra Pacific, as landlord, and JAYCOR, as tenant.

Dated as of March 11, 1992.             JAYCOR, a
                                        California corporation

                                        By:
                                           ------------------------------------

                                           Its:
                                               --------------------------------

                     CONSENT AND REAFFIRMATION OF GUARANTOR

        Edward B. Romanow, Jr., hereby ratifies and reaffirms all his obligations, representations and warranties, as guarantor, under that certain Continuing Guaranty dated September 1, 1989, in favor of Union Bank, a California corporation, and, as guarantor, under said guaranty, hereby consents to that certain Modification Agreement dated as of March 11, 1992, by and between Union Bank, a California corporation, as Lender, and Westerra Pacific Associates, a California general partnership, as Borrower, and hereby expressly acknowledges and agrees that, as of the Closing Date (as defined in said Modification Agreement), he has no offsets, claims or defenses whatsoever against any of his obligations under said guaranty.

Dated as of March 11, 1992.

                                                  /s/ EDWARD B. ROMANOW, JR.
                                               --------------------------------
                                               EDWARD B. ROMANOW, JR.